As filed with the Securities and Exchange Commission on June 5, 1995


                                             Registration No. 2-76645
                                                             811-3430


                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM N-14



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /   /



        PRE-EFFECTIVE AMENDMENT NO.                           /   /



        POST-EFFECTIVE AMENDMENT NO. 1                       / X /




                    OPPENHEIMER U.S. GOVERNMENT TRUST
           (Exact Name of Registrant as Specified in Charter)


          Two World Trade Center, New York, New York 10048-0203
                (Address of Principal Executive Offices)


                              212-323-0200
                     (Registrant's Telephone Number)


                         Andrew J. Donohue, Esq.
               Executive Vice President & General Counsel
                   Oppenheimer Management Corporation
          Two World Trade Center, New York, New York 10048-0203
                             (212) 323-0256
                 (Name and Address of Agent for Service)



As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering)



It is proposed that this filing will become effective on June 5, 1995, pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under Rule 24f-2; a Rule 24f-2 notice for the year ended June 30, 1994 was filed on August 30, 1994.

                   CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

                               Front Cover
                              Contents Page
                          Cross-Reference Sheet


                                 Part A

          Proxy Statement for Oppenheimer Mortgage Income Fund
                                   and
            Prospectus for Oppenheimer U.S. Government Trust


                                 Part B

                   Statement of Additional Information


                                 Part C

                            Other Information
                               Signatures
                                Exhibits

                                FORM N-14
                    OPPENHEIMER U.S. GOVERNMENT TRUST
                          Cross Reference Sheet

Part A of
Form N-14
Item No.  Proxy Statement and Prospectus Heading and/or Title of Document
- --------- ---------------------------------------------------------------
1    (a)  Cross Reference Sheet
     (b)  Front Cover Page
     (c)  *
2    (a)  *
     (b)  Table of Contents
3    (a)  Table of Fees
     (b)  Synopsis
     (c)  Principal Risk Factors
4    (a)  Synopsis; Approval of the Reorganization; Comparison between the
          Fund and U.S. Government Trust; Method of Carrying Out the Reorganization; Miscellaneous Information
     (b)  Approval of the Reorganization - Capitalization Table
5    (a)  Registrant's Prospectus; Additional Information
     (b)  *
     (c)  *
     (d)  *
     (e)  Comparison between the Fund and USGT
     (f)  Comparison between the Fund and USGT
6    (a)  Prospectus of Oppenheimer Mortgage Income Fund; Front Cover Page
     (b)  Comparison between the Fund and USGT
     (c)  *
     (d)  *
7    (a)  Introduction; Synopsis
     (b)  *
     (c)  Introduction; Approval of the Reorganization
8    (a)  Proxy Statement
     (b)  *
9         *

Part B of
Form N-14
Item No.  Statement of Additional Information Heading
- --------- -------------------------------------------
10        Cover Page
11        Table of Contents
12   (a)  Registrant's Statement of Additional Information
     (b)  *
13   (a)  Statement of Additional Information about Oppenheimer Mortgage
          Income Fund
     (b)  *
14 Registrant's Statement of Additional Information; Statement of Additional Information about Oppenheimer Mortgage Income Fund; Annual Report of Oppenheimer Mortgage Income Fund at 9/30/94; Registrant's Annual Report at 6/30/94; Semi-Annual Report of Registrant at 12/31/94

Part C of
Form N-14
Item No.  Other Information Heading
- --------- -------------------------
15        Indemnification
16        Exhibits
17        Undertakings

_______________
* Not Applicable or negative answer

                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:

/   /  Preliminary proxy statement

/ X /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    Oppenheimer U.S. Government Trust
- ------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                    Oppenheimer Mortgage Income Fund
- ------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
       6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1) Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- ------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------
/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- ------------------------------------------------------------------
(1) Amount previously paid:
- ------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- ------------------------------------------------------------------
(3) Filing Party:
- ------------------------------------------------------------------
(4) Date Filed:

- -----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                    OPPENHEIMER MORTGAGE INCOME FUND
         Two World Trade Center, New York, New York  10048-0203
                             1-800-525-7048

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD JULY 12, 1995

To the Shareholders of Oppenheimer Mortgage Income Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Mortgage Income Fund (the "Fund"), a registered management investment company, will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on July 12, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between the Fund and Oppenheimer U.S. Government Trust ("USGT") and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund, in exchange for Class A and Class B shares of U.S. Government Trust, the distribution of such Class A and Class B shares to the shareholders of the Fund in complete liquidation of the Fund, the de-registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

     Shareholders of record at the close of business on May 19, 1995 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Fund's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

June 13, 1995
- -------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER U.S. GOVERNMENT TRUST
          Two World Trade Center, New York, New York 10048-0203
                             1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

Oppenheimer U.S. Government Trust ("USGT") has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 relating to the registration of shares of USGT to be offered to the shareholders of Oppenheimer Mortgage Income Fund (the "Fund"), located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800-525-7048), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") between USGT and the Fund. This Proxy Statement of the Fund relating to the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of USGT filed as part of such Registration Statement. USGT is a mutual fund that seeks high current income, preservation of capital and maintenance of liquidity through investments in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities.

This Proxy Statement and Prospectus sets forth concisely information about USGT that shareholders of the Fund should know before voting on the Reorganization. A copy of the Prospectus for USGT, dated May 30, 1995, is enclosed, and is incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to Oppenheimer Shareholder Services ("OSS"), the transfer and shareholder servicing agent for USGT and the Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for the Fund, dated January 24, 1995; (ii) a Statement of Additional Information about the Fund, dated January 24, 1995; and (iii) a Statement of Additional Information about USGT, dated May 30, 1995, (the "USGT Additional Statement"). The USGT Additional Statement, which is incorporated herein by reference, contains more detailed information about USGT and its management. A Statement of Additional Information relating to the Reorganization, dated June 13, 1995, has been filed with the SEC as part of the USGT Registration Statement on Form N-14 and is incorporated by reference herein, and is available by written request to OSS at the same address immediately above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated June 13, 1995.

                            TABLE OF CONTENTS
                     PROXY STATEMENT AND PROSPECTUS


INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     Record Date; Vote Required; Share Information . . . . . . . . . -1-
     Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     Costs of the Solicitation and the Reorganization. . . . . . . . -2-

COMPARATIVE FEE TABLE. . . . . . . . . . . . . . . . . . . . . . . . -3-

SYNOPSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     Parties to the Reorganization . . . . . . . . . . . . . . . . . -5-
     The Reorganization. . . . . . . . . . . . . . . . . . . . . . . -6-
     Reasons for the Reorganization. . . . . . . . . . . . . . . . . -6-
     Tax Consequences of the Reorganization. . . . . . . . . . . . . -7-
     Investment Objectives and Policies. . . . . . . . . . . . . . . -7-
     Investment Advisory and Distribution Plan Fees. . . . . . . . . -8-
     Purchases, Exchanges and Redemptions. . . . . . . . . . . . . . -8-

PRINCIPAL RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . -9-

APPROVAL OF THE REORGANIZATION (The Proposal). . . . . . . . . . . .-11-
     Reasons for the Reorganization. . . . . . . . . . . . . . . . .-11-
     The Reorganization. . . . . . . . . . . . . . . . . . . . . . .-12-
     Tax Aspects of the Reorganization . . . . . . . . . . . . . . .-12-
     Capitalization Table (Unaudited). . . . . . . . . . . . . . . .-14-

COMPARISON BETWEEN THE FUND AND USGT . . . . . . . . . . . . . . . .-14-
     Investment Objectives and Policies. . . . . . . . . . . . . . .-14-
     Special Investment Methods. . . . . . . . . . . . . . . . . . .-16-
     Investment Restrictions . . . . . . . . . . . . . . . . . . . .-17-
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . .-18-
     Description of Brokerage Practices. . . . . . . . . . . . . . .-18-
     Expense Ratios and Performance. . . . . . . . . . . . . . . . .-19-
     Shareholder Services. . . . . . . . . . . . . . . . . . . . . .-19-
     Rights of Shareholders. . . . . . . . . . . . . . . . . . . . .-20-
     Management and Distribution Arrangements. . . . . . . . . . . .-20-
     USGT Performance. . . . . . . . . . . . . . . . . . . . . . . .-22-
     Purchase of Additional Shares . . . . . . . . . . . . . . . . .-23-

METHOD OF CARRYING OUT THE REORGANIZATION. . . . . . . . . . . . . .-23-

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . .-25-
     Financial Information . . . . . . . . . . . . . . . . . . . . .-25-
     Public Information. . . . . . . . . . . . . . . . . . . . . . .-25-

OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . .-26-

ANNEX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-27-

OPPENHEIMER U.S. GOVERNMENT TRUST
Two World Trade Center, New York, New York  10048-0203
1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be held July 12, 1995




INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Mortgage Income Fund (the "Fund"), a registered management investment company, in connection with the solicitation by the Fund's Board of Trustees (the "Board") of proxies to be used at the Special Meeting of Shareholders of the Fund to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on July 12, 1995, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about June 19, 1995.

At the Meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Fund and Oppenheimer U.S. Government Trust, ("USGT"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of the Fund (consisting of Class A and Class B shares) in exchange for Class A and Class B shares of USGT, the distribution of such Class A and Class B shares to the shareholders of the Fund in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the cancellation of the outstanding shares of the Fund. USGT currently offers Class A sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more are not subject to a sales charge, but may be subject to a contingent deferred sales charge); Class B shares sold without a front end sales charge but may be subject to a contingent deferred sales charge if redeemed within six years of the date of purchase, and Class C shares sold without a front end sales charge but may be subject to a contingent deferred sales charge depending on how long they are held. The Class A and Class B shares to be issued by USGT pursuant to the Reorganization will be issued at net asset value without a sales charge. Class B Shares of USGT will be aged to the same level as Class B shares of the Fund that the investor currently owns. Additional information with respect to USGT is set forth herein, in the Prospectus of USGT accompanying this Proxy Statement and Prospectus and in the USGT Statement of Additional Information, all of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on May 19, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is required for approval of the Proposal. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of the Fund will vote on the Reorganization. The vote of shareholders of USGT is not being solicited to approve the Reorganization Agreement.

At the close of business on the Record Date, there were approximately 5,865,210.866 Class A and 415,166.579 Class B shares of the Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. To the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares of either class of shares.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at Two World Trade Center, 34th Floor, New York, New York 10048-0203; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by the Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund or officers and employees of OSS, personally or by telephone or telegraph. Any expenses so incurred will be borne by OSS. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, the Fund and USGT will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of the Fund and USGT associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and USGT, respectively, in the amounts so incurred by each.

                          COMPARATIVE FEE TABLE

The Fund and USGT each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges.

                              Oppenheimer U.S. Government Trust

                              Class A   Class B   Class C
Maximum Sales Charge on Purchases
  (as a % of offering price)  4.75%     None      None
Sales Charge on Reinvested DividendsNoneNone      None
Deferred Sales Charge
  (as a % of the lower of the originalNone(1)5.0%(2)1.0%(3)
  purchase price or redemption proceeds)NoneNone  None


                              Oppenheimer Mortgage Income Fund

                              Class A   Class B
Maximum Sales Charge on Purchases
  (as a % of offering price)  4.75%     None
Sales Charge on Reinvested DividendsNoneNone
Deferred Sales Charge
  (as a % of the lower of the originalNone(1)5.0%(2)
  purchase price or redemption proceeds)NoneNone

(1) If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.
(2) If you redeem Class B shares within six years of the end of the month in which you purchase them, you may have to pay a contingent deferred sales charge starting at 5% in the first year and declining thereafter.
(3) If you redeem Class C shares within 12 months of the end of the calendar month of buying them you may have to pay a 1.0% contingent deferred sales charge.

The sales charge on purchases of the Fund, and the sales charge on purchases of USGT, are identical for the respective class of shares, and are not expected to change as a result of the reorganization.

The following calculations are based on each of the fund's business expenses for the period ended December 31, 1994. These amounts are shown as a percentage of the average net assets of each class of a fund's shares for that year. The pro forma fees reflect the combined funds at December 31, 1994, as if the Reorganization had occurred on that date.

                    Oppenheimer                  Oppenheimer
                    USGT(1)                      Mortgage Income Fund

                    Class A  Class B(2)  Class C Class A  Class B
Management Fees     0.63%    0.63% 0.63%         0.65%    0.65%
12b-1 Service Plan Fees0.24% 1.00% 1.00%         0.23%    1.00%
Other Expenses      0.21%    0.22% 0.22%         0.20%    0.24%
Total Fund Operating
Expenses            1.08%    1.85% 1.85%         1.08%    1.89%

                    Pro Forma
                    Combined Fund

                    Class A  Class B(2)Class C
Management Fees     0.62%    0.62% 0.62%
12b-1 Service Plan Fees0.24% 1.00% 1.00%
Other Expenses      0.20%    0.24% 0.22%
Total Fund Operating
Expenses            1.06%    1.86% 1.84%

(1) Management fees for USGT have been restated in the fee table because the investment advisory rates disclosed below under "Investment Advisory and Distribution Plan Fees" were not in effect prior to January 3, 1995.

(2) Class B Fees and expenses are estimates based on amounts that would have been payable in the 12 month period ended December 31, 1994 assuming that Class B shares were outstanding during that period.

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in either the Fund or USGT or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                    1 year    3 years   5 years   10 years
Oppenheimer USGT
  Class A Shares    $58       $80       $104      $173
  Class B Shares    $69       $88       $120      $178(1)
  Class C Shares    $29       $58       $100      $216(2)

Oppenheimer Mortgage
Income Fund
  Class A Shares    $58       $80       $104      $172
  Class B Shares    $69       $89       $122      $180(1)

Pro Forma Combined Fund
  Class A Shares    $58       $80       $103      $171
  Class B Shares    $69       $88       $121      $178(1)
  Class C Shares    $29       $58       $100      $216(2)

If you did not redeem your investment, it would incur the following expenses:

                    1 year    3 years   5 years   10 years
Oppenheimer USGT
  Class A Shares    $58       $80       $104      $173
  Class B Shares    $19       $58       $100      $178(1)
  Class C Shares    $19       $58       $100      $216(2)

Oppenheimer Mortgage
Income Fund
  Class A Shares    $58       $80       $104      $172
  Class B Shares    $19       $59       $102      $180(1)

Pro Forma Combined Fund
  Class A Shares    $58       $80       $103      $171
  Class B Shares    $19       $58       $101      $178(1)
  Class C Shares    $19       $58       $100      $216(2)

(1) The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after six years. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

(2) Because of the asset-based sales charge imposed on Class C shares of USGT, long-term shareholders of Class C shares could bear expenses that would be the economic equivalent of an amount greater than the maximum front-end sales charges permitted under applicable regulatory requirements.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Annex hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Annex hereto in their entirety and, in particular, the current Prospectus of USGT which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

The Fund is a diversified, open-end, management investment company. USGT is a diversified, open-end, management investment company which was reorganized as a Massachusetts business trust in 1982. The Fund and USGT are each located at Two World Trade Center, New York, New York 10048-0203. The members of the Board of the Fund and the Board of Trustees of USGT are the same. Oppenheimer Management Corporation (the "Manager") acts as investment adviser to the Fund and USGT (collectively referred to herein as the "funds"). Additional information about the parties is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund, to USGT in exchange for Class A and Class B shares of USGT. The net asset value of USGT's Class A and Class B shares issued in the exchange will equal the value of the assets of the Fund received by USGT. Following the Closing Date (as hereafter defined) scheduled for the Reorganization, the Fund will distribute the Class A and Class B shares of USGT received by the Fund on the Closing Date to holders of Fund shares issued and outstanding as of the Valuation Date (as hereinafter defined) in complete liquidation of the Fund and the Fund will thereafter be dissolved and deregistered under the Investment Company Act. As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional USGT, Class A and Class B shares respectively equal in value to such shareholder's pro rata interest in the assets transferred to USGT as of the Valuation Date. The Board has determined that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Fund (the "Independent Trustees"), as that term is defined in the Investment Company Act, has concluded that the Reorganization is in the best interests of the Fund and its shareholders and recommends approval of the Reorganization by Fund shareholders. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, at a meeting held on March 16, 1995, unanimously approved and recommended to the shareholders of the Fund that they approve the Reorganization and Reorganization Agreement. In considering the Reorganization, the Board compared the Fund to USGT with respect to size, investment objectives, management fees and performance. Both the Fund and USGT are income funds sharing similar investment objectives of seeking high current income, preservation of capital and maintenance of liquidity. The Fund invests in mortgage-backed securities, whether or not issued or guaranteed by the U.S. government. USGT invests primarily in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Both funds may invest in certain hedging instruments approved by their respective Boards of Trustees. The funds do not invest to seek capital appreciation. Among other factors, the Board took into consideration that the schedule of management fee rates are slightly lower for USGT and USGT is larger than the Fund, which will result in a savings to Fund shareholders. The Board also considered pro forma financial information which indicated that the average management fee rate paid by shareholders in a combined fund would likely be lower and that the expense ratio would be lower for Class A and Class B shareholders of the combined fund. For the fiscal period ended September 30, 1994, the expense ratio for Mortgage Income Fund was 1.22% of average annual net assets for Class A shares, and 1.93% (annualized) of average annual net assets for Class B shares. For the fiscal period ended June 30, 1994, the expense ratio for USGT was 1.14% of the average annual net assets for Class A shares, and 1.96% (annualized) of the average annual net assets
for Class C shares.   For the fiscal year ended December 31, 1994, on a
pro forma basis, giving effect to the Reorganization, the expense ratio for USGT as the surviving fund, would be 1.06% of the average annual net assets for Class A shares, 1.86% of average annual net assets for Class
B shares and 1.84% of the average annual net assets for Class C shares.
No performance figures are shown in this proxy statement for USGT Class
B shares as USGT Class B shares are not currently offered.

The Board also considered that the Fund consists solely of Class A and Class B shares, while USGT offers Class A shares, Class B and Class C shares. Class A and Class B shares of the Fund could easily be exchanged for Class A and Class B shares respectively of USGT. Class B shares of USGT are not currently publicly offered, but will be offered at the time of the reorganization. The Board compared the size of each fund. As of December 31, 1994, the net assets of the Fund were approximately $81 million and the net assets of USGT were approximately $307 million. It is expected that shareholders of the Fund would benefit from the economies of scale available to a larger fund. These economies of scale should result in lower costs per account for each shareholder through lower operating expenses and transfer agency expenses.

The Board also considered that there would be no sales charge imposed in effecting the Reorganization, and that the Reorganization would be effected as a tax-free exchange. The Board determined that it would be in the best interests of the Fund and its shareholders to combine with USGT. The Board also determined that combining the funds would not result in a dilution of the interests of Fund shareholders.

In determining to recommend approval of the reorganization to shareholders, the Board also considered information on the historical performance of both funds. Both the Fund and USGT have enjoyed substantially similar performance over the past one and five year periods ended December 31, 1994, however, USGT has experienced better performance
since inception.   Although past performance is not predictive of future
results, the Board determined that the shareholders of the Fund would have the opportunity to be shareholders in a similar fund with more favorable past performance.

Tax Consequences of the Reorganization

In the opinion of KPMG Peat Marwick LLP, the tax adviser to the Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, no gain or loss will be recognized by the Fund, USGT, or the shareholders of the combined fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

As its investment objective, both the Fund and USGT seek high current income, preservation of capital and maintenance of liquidity.

The Fund seeks its investment objective of high current income, preservation of capital and maintenance of liquidity primarily through investments in mortgage-backed securities, whether or not issued by the U.S. government, its agencies or instrumentalities. The Fund can also invest in income producing securities not secured by mortgages on real estate, including asset-backed securities and participation interests and government debt obligations. USGT seeks the same investment objective of high current income, preservation of capital and maintenance of liquidity primarily by investing in U.S. government securities, and repurchase agreements on such securities.

Both Funds invest in collateralized mortgage obligations ("CMO's") whose payment of principal and interest generated by the pool of mortgages is passed through to the Fund. CMO's may be issued in a variety of classes or series ("tranches") that have different maturities and levels of volatility. The funds may also invest in "stripped" CMO's or mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal payments. Each of the funds may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including derivative investments, to try to manage investment risks.

The Manager considers many identical factors when investing the assets of the Fund and USGT, including general economic conditions in the U.S. relative to foreign economies and trends in the bond markets and interest rates. The Manager also considers the effect of inflation and the general economic health of the economy.

Investment Advisory and Distribution Plan Fees

The funds both obtain investment management services from Oppenheimer Management Corporation (the "Manager"). The management fee is payable monthly and computed on the net asset value of each fund as of the close of business each day. The Fund pays a management fee at the rate of 0.65% of the first $200 million of net assets, 0.60% of the next $200 million, 0.55% of the next $400 million, and 0.50% of aggregate assets over $800 million. USGT pays a slightly lower management fee (effective 1/3/95) at the rate of 0.65% of the first $200 million of net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate assets over $800 million.

Both the Fund and USGT have service plans pursuant to Rule 12b-1 under the Investment Company Act. Specifically, USGT has adopted a service plan for its Class A shares and a Distribution and Service Plan for its Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. The Service Plan adopted by the Fund, and the Service Plan adopted by USGT for its Class A shares (the "Service Plan") provide that each of the funds reimburses Oppenheimer Funds Distributor, Inc. (the "Distributor"), the distributor of each fund's shares, quarterly for all or a portion of the Distributor's costs incurred in connection with the personal service and maintenance of shareholder accounts that hold the funds' shares. The current maximum annual fee payable by both the Fund and USGT pursuant to their service plans for Class A and Class B shares is 0.25% of the average net asset value of each of the fund's shares, computed as of the close of each business day. See "Comparison Between the Fund and USGT - Expense Ratios and Performance" below.


Purchases, Exchanges and Redemptions

The Fund and USGT are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same.

The maximum sales charge on Class A shares of the Fund and Class A shares of USGT is 4.75%, and is reduced for purchases of $50,000 or more. For certain purchases of $1 million or more, the funds do not charge a front-end sales charge but impose a contingent deferred sales charge of a maximum of 1% on shares redeemed within 18 months of the end of the calendar month of their purchase. Shares of USGT received in the Reorganization will be issued at net asset value, without a sales charge. Shareholders may purchase through AccountLink (whereby funds are transmitted electronically from an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) up to $100,000. Shareholders of the funds may exchange their shares at net asset value for shares of any of over 30 equity, fixed-income and money market funds for which the Distributor or an affiliate acts as the distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of a fund offered with a sales charge upon payment of the sales charge. However, shares of a particular class may be exchanged only for shares of the same class in other OppenheimerFunds. For example, shareholders of the Fund can only exchange their Class A shares for Class A shares of another fund. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period, or they may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member ("AccountLink redemption"). Shareholders may redeem shares automatically by calling PhoneLink and having redemption proceeds wired to a pre-established AccountLink bank account. Additionally, shareholders of both funds may also request that redemption proceeds of $2,500 or more be wired to a previously designated bank account at a commercial bank that is a member of the Federal Reserve wire system. There is a $10 fee for each wire. Shareholders of the funds may reinvest redemption proceeds of Class A shares on which the shareholder paid an initial sales charge or Class B shares subject to a contingent deferred sales charge within six months of a redemption at net asset value in Class A shares of the funds or any of numerous "Eligible Funds" within the OppenheimerFunds complex. Both the Fund and USGT may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Exchange Plans.

                         PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in USGT, shareholders should carefully consider the following risk factors, which is a summary only, relating to both USGT and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information. As stated in their respective Prospectuses, as a general matter, the Fund and USGT are both intended for investors seeking high current income and not for investors seeking capital appreciation. There is no assurance that either the Fund or USGT will achieve its investment objective.

Investment in U.S. Government Securities

The funds both seek their investment objective of high current income, preservation of capital and maintenance of liquidity through investments in fixed-income securities including U.S. government securities and repurchase agreements on such securities.

U.S. Government Securities

As a matter of fundamental policy, USGT will invest at least 80% of its total assets in U.S. government securities, under normal market conditions. U.S. Treasury Securities are backed by the full faith and credit of the United States. Obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by any of the following; (a) full faith and credit of the U.S. government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government, (c) the discretionary authority of the U.S. government to purchase the obligations of the agency or instrumentality, or (d) the credit of the instrumentality.

Each of the funds expects that any investments in debt securities other than U.S. government securities will be limited to debt securities rated within the four highest rating categories of Moody's Investors Services, Inc. or Standard & Poor's Corporation, or, if unrated, judged by the Manager to be of comparable quality to debt securities rated within such grades, although it is not a fundamental policy that it do so. Such ratings are known as "investment grade" ratings. The funds are not obligated to dispose of securities if the rating is reduced below investment grade. There is a credit risk that issuers particularly those other than the U.S. government or its agencies or instrumentalities may not be able to make interest or principal payments as they become due.

Mortgage-Backed Obligations

Both funds invest in mortgage-backed securities which may or may not be guaranteed as to timely payment of interest or principal by the full faith and credit of the U.S. government. Each fund may invest in collateralized mortgage obligations ("CMO's") that may be issued or guaranteed by the U.S. government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMO's may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO's may be prepaid earlier than the maturity of the CMO's as a result of prepayments of the underlying mortgage loans by the borrowers.

Each of the funds may invest in "stripped" mortgage-backed securities of CMO's or other securities issued by agencies or instrumentalities of the U.S. government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal payments (and is known as a "P/O").

Repurchase Agreements

The funds may enter into repurchase agreements. There is no limit on the amount of each of the fund's net assets that may be subject to repurchase agreements of seven days or less. The funds will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

Loans of Portfolio Securities

To raise cash for liquidity purposes, the each of the funds may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the fund's total assets and are subject to certain conditions described in the Statement of Additional Information. The funds presently do not intend to lend their portfolio securities, but if they do, the value of securities loaned is not expected to exceed 5% of the value of the fund's total assets in the coming year.

Risks of Options, Futures Trading and Derivatives

The funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments". The funds may also invest in a number of different kinds of derivative investments. Hedging instruments and derivative investments and their special risks are described below in "Comparison Between the Fund and USGT".


APPROVAL OF THE REORGANIZATION
(The Proposal)

Reasons for the Reorganization

The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, at a meeting held on March 16, 1995, unanimously approved and recommended to the shareholders of the Fund that they approve the Reorganization and Reorganization Agreement. In considering the Reorganization, the Board compared the Fund to USGT with respect to size, investment objectives, management fees and performance. Both the Fund and USGT are income funds sharing similar investment objectives of seeking high current income, preservation of capital and maintenance of liquidity. The Fund invests in mortgage-backed securities, whether or not issued or guaranteed by the U.S. government. USGT invests primarily in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities and in mortgage-backed securities. Both funds may invest in certain hedging instruments approved by their respective Boards of Trustees. The funds do not invest to seek capital appreciation. Among other factors, the Board took into consideration that the schedule of management fee rates are significantly lower for USGT which will result in a savings to Fund shareholders. The Board also considered pro forma financial information which indicated that the average management fee rate paid by shareholders in a combined fund would likely be lower and that the expense ratio would be lower for Class A and Class B shareholders of the combined fund. For the fiscal period ended September 30, 1994, the expense ratio for Mortgage Income Fund was 1.22% of average annual net assets for Class A shares, and 1.93% (annualized) of average annual net assets for Class B shares. For the fiscal period ended June 30, 1994, the expense ratio for USGT was 1.14% of the average annual net assets for Class A shares and 1.96% (annualized) of the average annual net assets
for Class C shares.   For the fiscal year ended December 31, 1994, on a
pro forma basis, giving effect to the Reorganization, the expense ratio for USGT as the surviving fund, would be 1.06% of the average annual net assets for Class A shares, 1.86% of average annual net assets for Class
B shares and 1.84% of the average annual net assets for Class C shares.


The Board also considered that the Fund consists solely of Class A and Class B shares, while USGT offers Class A shares, Class B and Class C shares. Class B shares of USGT are not currently available but will be available at the time of the Reorganization. Class A and Class B shares of the Fund could easily be exchanged for Class A and Class B shares respectively of USGT. The Board compared the size of each fund. As of December 31, 1994, the net assets of the Fund were approximately $81 million and the net assets of USGT were approximately $307 million. It is expected that shareholders of the Fund would benefit from the economies of scale available to a larger fund. These economies of scale should result in lower costs per account for each shareholder through lower operating expenses and transfer agency expenses.

The Board also considered that there would be no sales charge imposed in effecting the Reorganization, and that the Reorganization would be effected as a tax-free exchange. The Board determined that it would be in the best interests of the Fund and its shareholders to combine with USGT. The Board also determined that combining the funds would not result in a dilution of the interests of the Fund's shareholders.

In determining to recommend approval of the reorganization to shareholders, the Board also considered information on the historical performance of both funds. Both the Fund and USGT have experienced substantially similar performance over the one and five year periods ended December 31, 1994, however USGT has experienced better performance since inception. Although past performance is not predictive of future results the Board determined that the shareholders of the Fund would have the opportunity to be shareholders of a larger fund with more favorable past performance.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Annex A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of the Fund (other than the cash reserve described below (the "Cash Reserve") would be transferred to USGT in exchange for Class A shares and Class B shares respectively of USGT, (ii) the Class A and B shares would be distributed among the respective Class A and Class B shareholders of the Fund in complete liquidation of the Fund, (iii) the Fund would be deregistered as an investment company under the Investment Company Act and (iv) the outstanding shares of the Fund would be cancelled. USGT will not assume any of the Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) USGT would add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of the Fund other than its Cash Reserve; and (ii) the shareholders of the Fund as of the close of business on the Closing Date would become shareholders of USGT.

The effect of the Reorganization will be that shareholders of the Fund who vote their shares in favor of the Reorganization will be electing the equivalent of the redemption of their shares of the Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in shares of the same class of USGT at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by the Fund which is sufficient in the discretion of the Board for the payment of: (a) the Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by USGT. The Fund and USGT will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above.
Management estimates that such expenses associated with the Reorganization to be borne by the Fund will not exceed $50,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, USGT will be in compliance with all of its investment policies and restrictions.
The Fund will recognize capital gain or loss on any sales made pursuant to this paragraph. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forward, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, the Fund will pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Fund shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of the Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of the Fund for Class A and Class B shares of USGT and the assumption by USGT of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to KPMG Peat Marwick LLP, tax adviser to the Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of USGT shares received in the transaction that would reduce the Fund shareholders' ownership of USGT Class A and Class B shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and USGT have each further represented to the fact that, as of the Closing Date, the Fund and USGT will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, USGT and the Fund will receive the opinion of KPMG Peat Marwick LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. The Fund and USGT will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of Class A and Class B shares of beneficial interest in USGT to the shareholders of the Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of its assets solely in exchange for Class A and Class B shares of USGT.

5. Under Section 1032 of the Code no gain or loss will be recognized by USGT by reason of the transfer of the Fund's assets in exchange for Class A and Class B shares of USGT.

6. The Class A and Class B shareholders of the Fund will have the same tax basis and holding period for the respective class of shares of beneficial interest in USGT that they receive as they had for the Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by the Fund to USGT will have the same tax basis and holding period in the hands of USGT as they had for the Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of the Fund and USGT and indicates the pro forma combined capitalization as of December 31, 1994 as if the Reorganization had occurred on that date.

                                                       Net Asset
                                          Shares         Value
                         Net Assets     Outstanding    Per Share

Oppenheimer USGT
   Class A Shares        $300,992,755   33,339,540     $9.03
   Class B Shares        $0             0              $9.03
   Class C Shares        $6,010,914     666,567        $9.02

Oppenheimer Mortgage
Income Fund
   Class A Shares        $77,159,355    5,987,303      $12.89
   Class B Shares        $4,002,004     310,703        $12.88

Pro Forma Combined
Fund*
   Class A Shares        $378,152,110   41,884,319     $9.03
   Class B Shares        $4,002,004     443,190        $9.03
   Class C Shares        $6,010,914     666,564        $9.02

___________________

* Reflects issuance of 8,544,779 shares of USGT for Class A shares and 443,190 shares of USGT for Class B shares in a tax-free exchange for the net assets of the Fund, aggregating $77,159,355 for Class A and $4,002,004 for Class B.

The pro forma ratio of expenses to average annual net assets of the combined funds at December 31, 1994 would have been 1.06% with respect to Class A shares, 1.86% with respect to Class B shares and 1.84% with respect to Class C shares.



COMPARISON BETWEEN THE FUND AND USGT

Comparative information about the Fund and USGT is presented below. Additional information about USGT is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus, and additional information about both funds is set forth in documents that may be obtained upon request of OSS or are available for review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

As its investment objective, both the Fund and USGT seek high current income, preservation of capital and maintenance of liquidity. In seeking their investment objectives, the Fund and USGT employ various investment policies as described in detail below. The Manager is the investment adviser to both the Fund and USGT.

The Fund. The Fund seeks its investment objective of capital appreciation by emphasizing investment in mortgage-backed securities, whether or not issued or guaranteed by the U.S. government, it agencies or instrumentalities, and investments in income producing securities not secured by mortgages on real estate, including asset-backed securities.

Under normal market conditions (when the Manager believes that the securities market is not in a volatile or unstable period), the Fund invests at least 65% of its total assets invested in mortgage-related securities, including whole loans and participation mortgages, and securities collateralized by mortgages on real estate. The Fund may invest its assets in mortgage-backed securities whether or not issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities, and whether or not secured by mortgages on real estate. Mortgage-backed securities for purposes of the 65% limitation include privately issued or guaranteed (and non-guaranteed) mortgage pass-through securities and participation interests, including multi-class pass-through securities, private label collateralized mortgage obligations ("CMO's"), and private-label derivative mortgage-backed securities. The Fund may invest up to 35% of its total assets in income producing securities not secured by mortgages on real estate, including asset-backed securities, and participation interests and government debt obligations.

While it is not a fundamental policy of the Fund, the Fund expects that it will invest no more than 35% of its total assets in debt securities rated below "BBB" by Standard & Poor's Corporation ("Standard & Poor's") or below "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Manager to be of comparable quality to debt securities rated below "BBB" by Standard & Poor's or below "Baa" by Moody's. Lower-rated securities, while generally offering higher current income and greater opportunities for gain than investments in higher-rated securities, are considered speculative and involve greater volatility of price, risk of principal and income default than securities in higher-rated categories. Debt securities rated "BBB"/"Baa" or better are referred to as "investment grade." The Fund is not obligated to dispose of securities subsequently downgraded below investment grade. However, if as a result of subsequent downgrades more than 35% of the Fund's total assets were invested in non-investment grade debt securities, the Fund would consider whether, consistent with its investment objective, certain of such investments should be sold.

The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies, as described under "Special Investment Methods" below. Securities selected for defensive purposes may include debt rated or unrated bonds and debentures, and preferred stocks, cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Services, Inc.

U.S. Government Trust. USGT's investment objective is to seek high current income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities") and repurchase agreements on such securities. At least 80% of USGT's total assets will be invested under normal conditions in U.S. government securities, which include U.S. Treasury Obligations, Obligations issued or guaranteed by U.S. government agencies or instrumentalities and mortgage-backed securities

U.S. government securities include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of two to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations issued or guaranteed by U.S. government agencies or instrumentalities are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates as described below, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government such as bonds issued by Federal National Mortgage Association ("Fannie Mae"), (c) the discretionary authority of the U.S. government to purchase the obligations of the agency or instrumentality, or (d) the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"). Securities of agencies and instrumentalities the securities of which USGT may purchase under (c) above include:
Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Freddie Mac and Fannie Mae.

USGT also invests in Mortgage-Backed Securities, also known as pass-through securities, where the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, that are guaranteed as to timely payment of interest and principal by the full faith and credit of the U.S. government, Freddie Mac and Fannie Mae, that are guaranteed and issued, respectively, by these agencies and instrumentalities of the U.S. government.

USGT may also invest in investment grade debt securities other than U.S. government securities or mortgage-backed securities. It is not obligated to dispose of securities subsequently downgraded below investment grade.

Special Investment Methods

The Fund and USGT each use the special investment methods summarized below.

Loans of Portfolio Securities. To raise cash for liquidity purposes, both the Fund and USGT may lend their portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of each of the fund's total assets and are subject to certain conditions. The funds presently do not intend to lend their portfolio securities, but if they do, the value of securities loaned is not expected to exceed 5% of the value of each of the fund's total assets in the coming year.

Repurchase Agreements. Both the Fund and USGT may enter into repurchase agreements. There is no limit on the amount of the fund's net assets that may be subject to repurchase agreements of seven days or less. Neither fund will enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

Hedging. As described below, both the Fund and USGT may purchase and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The funds do not use hedging instruments for speculative purposes, and have limits on the use of them.


Both funds may buy and sell options and futures to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the market as a temporary substitute for purchasing individual securities, or to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the funds' portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the funds' exposure to the securities market. Writing put options or covered call options may also provide income to the fund for liquidity purposes or raise cash for the fund to distribute to shareholders.

Each of the funds may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures) and certain kinds of put options (puts) and call options on securities or Interest Rate Futures, or to terminate its obligation on a call the funds previously wrote. Additionally, the funds may purchase interest rate swaps where the fund and another party exchange their right to receive or
their obligation to pay interest on a security.    The funds may not enter
into swaps with respect to more than 25% of their total assets. Also, the funds will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. The fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Derivative Investments. Each of the funds can invest in a number of different kinds of "derivative investments." The funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option future or index.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the fund's share price.

Investment Restrictions

Both the Fund and USGT have certain investment restrictions that, together with its investment objectives, are fundamental policies changeable only by shareholder approval. Set forth below is a summary of these investment restrictions, which summary is qualified in its entirety by the investment policies and restrictions of the funds contained in their respective Prospectuses and Statements of Additional Information.

The Fund and USGT cannot: (1) invest in securities (except those of the U.S. government or any of its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would then own more than 10% of that issuer's voting securities; (2) make loans, except through the purchase of portfolio securities subject to repurchase agreements or as described above under "Loans of Portfolio Securities"; (3) borrow money in excess of 10% of the value of its total assets (and then only as a temporary measure for emergency purposes) or make any investment at a time during which such borrowing exceeds 5% of the value of its assets; (4) pledge, mortgage or hypothecate any of its assets to secure a debt; such prohibition does not bar the Fund from escrow arrangements for options trading or collateral or margin arrangements in connection with hedging instruments approved by the Board;
(5) invest more than 10% of its assets in securities subject to repurchase agreements maturing in more than seven days, securities which are restricted as to resale, illiquid securities (those not readily convertible to cash) and securities for which market quotations are not readily available; or with respect to USGT, (6) concentrate investments to the extent of 25% of its assets in any industry; there is no limitation on obligations issued by the U.S. government and its agencies or instrumentalities.

Portfolio Turnover

A change in the securities held by the Fund is known as "portfolio turnover." U.S. government securities may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields. While short-term trading increases portfolio turnover, a fund incurs little or no brokerage costs for U.S. government securities. High portfolio turnover may affect the ability of a fund to qualify as a "regulated investment company" under the Internal Revenue Code to obtain tax deductions for dividends and distributions paid to shareholders. Both the Fund and USGT qualified in their last fiscal year and intends to do so in the coming year, although each reserves the right not to qualify.

For the fiscal year ended September 30, 1994, the portfolio turnover rate for the Fund was 78.4%. For the fiscal year ended June 30, 1994, the portfolio turnover rate for USGT 139.5%.

Description of Brokerage Practices

Brokerage practices for the Fund and USGT are the same. Subject to the provisions of the Fund's and USGT's respective investment advisory agreements with the Manager, allocations of brokerage are made by portfolio managers under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the fund's portfolio or being considered for purchase. The Board of Trustees, including the independent Trustees of the Fund and USGT (those Trustees of the Fund and USGT who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the investment advisory agreements described below or the service plans described above), annually reviews information furnished by the Manager relative to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. Both funds normally deal directly with the selling or purchasing principal or market maker without using the services of a broker on their behalf unless it is determined that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from an underwriter includes a commission or concession paid to the issuer by the underwriter and purchases from dealers include a spread between the bid and the ask price. Therefore, neither fund paid any brokerage commissions during their last three fiscal years.

Expense Ratios and Performance

The ratio of expenses to average net assets for Class A shares and Class
B shares of the Fund for the fiscal period ended September 30, 1994 were 1.22% and 1.93% (annualized), respectively. The ratio of expenses to average net assets for Class A shares and Class C shares of USGT for the fiscal period ended June 30, 1994 were 1.14% and 1.96% (annualized), respectively. Further details are set forth under "Fund Expenses" and "Financial Highlights" in USGT's Prospectus dated May 30, 1995, which accompanies this Proxy Statement and Prospectus, and in the Fund's Annual Report as of September 30, 1994 , and USGT's Annual Report as of June 30, 1994 and Semi-Annual Report as of December 31, 1994, which are included in the Additional Statement. The Fund's average annual total returns for Class A shares (at net asset value) for one and five-year periods ended December 31, 1994 and from inception to December 31, 1994 were -0.77%, 7.07% and 7.30%, respectively. The Fund's average annual total returns for Class B shares (at net asset value) for one-year period ended December 31, 1994 and from the inception to December 31, 1994 were -1.59% and 0.92%, respectively.

USGT's average annual total returns (at net asset value) for the one and five-year periods ended December 31, 1994 and since the inception of the class for Class A shares were -1.28%, 6.79% and 7.98%, respectively. USGT's average annual total return (at net asset value) for its Class C shares for the one-year period ended December 31, 1994 was -2.25% and from inception to December 31, 1994 was -1.71%.

Shareholder Services

The policies of the Fund and USGT with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both the Fund and USGT offer the following privileges: (i) Rights of Accumulation, (ii) Letters of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more (a shareholder may not combine different classes of shares in order to qualify for privileges under "Rights of Accumulation" and "Letter of Intent"), (vii) reinvestment of net redemption proceeds of Class A shares and Class B shares which were subject to a contingent deferred sales charge when redeemed at net asset value within six months of a redemption, (viii) AccountLink and PhoneLink arrangements, (ix) exchanges of shares for shares of certain other funds at net asset value, and (x) telephone redemption and exchange privileges.

Rights of Shareholders

Class A Shares of the Fund and USGT are redeemable at their net asset value. Class B shares of the Fund and USGT may be subject to a contingent deferred sales charge if redeemed within 6 years of the date of purchase. Class C shares of USGT may be subject to a contingent deferred sales charge if redeemed within 12 months of the end of the calendar month in which they were purchased. The shares of each such fund entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders of the fund. Class A and Class B shares of the Fund and Class A and Class B shares of USGT which Fund shareholders will receive in the Reorganization participate equally in the fund's dividends and distributions and in the fund's net assets on liquidation. All shares of each, when issued, are fully paid and non-assessable (except as described below) and have no preference, preemptive or conversion rights. It is not contemplated that either the Fund or USGT will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of the Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement.
However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value. Shareholders of the Fund and USGT have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

The Fund and USGT, organized as Massachusetts Business Trusts, are governed principally by their Declaration of Trusts and by-laws. The shareholders of the Fund and USGT have certain rights to call a meeting of shareholders as described in their respective Statements of Additional Information. Amendments to the Declaration of Trust require the approval of a "majority" (as defined in the Investment Company Act) of the fund's shareholders. However, the Board of Trustees, under the provisions of the Declaration of Trust, have the power without shareholder approval to divide unissued shares of each of the funds into two or more classes.
With respect to USGT, the Board has done so and USGT has three classes of shares, Class A, Class B and Class C. The Board for the Fund has divided the unissued shares of the Fund into two classes of shares, Class A and Class B. Each class has its own dividends and distributions and pays certain expenses which may be different. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Only shares of a particular class vote together on matters that affect that class alone. Under certain circumstances, shareholders of either fund may be held personally liable as partners for the fund's obligations, and under the Declaration of Trust such a shareholder is entitled to indemnification rights by the fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for the Fund pursuant to an investment advisory agreement with the Fund dated May 15, 1992 (the "Fund Advisory Agreement") and acts as the investment adviser to USGT pursuant to an investment advisory agreement with USGT dated May 25, 1995 ("USGT Advisory Agreement"), although the current management fee rates have voluntarily been in effect since January 3, 1995. The Fund's Advisory Agreement was submitted to and approved by the shareholders of the Fund at a meeting held October 1, 1990 because the acquisition of the Manager by Oppenheimer Acquisition Corporation ("OAC") terminated the previous investment advisory agreement. USGT's Advisory Agreement was submitted and approved by the shareholders of USGT at a meeting held May 25, 1995. The monthly management fee payable to the Manager by each fund and the 12b-1 service plan fee paid by each fund to the Distributor is set forth above under "Synopsis - Investment Advisory and Service Plan Fees." The Fund and USGT have each adopted a Service Plan for their Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with personal service and maintenance of accounts that hold Class A shares. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if each Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures. Services to be provided include, among others, answering customer inquiries about each fund, assisting in establishing and maintaining accounts in each fund, making each fund's investment plans available and providing other services at the request of a fund or the Distributor.

Pursuant to the Fund Advisory Agreement and the USGT Advisory Agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Manager also provides the Fund and USGT with adequate office space, facilities and equipment and provides, and supervises the activities of, all administrative and clerical personnel required to provide effective administration, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

For the fiscal year ended September 30, 1994 and the three months ended December 31, 1994, the management fees paid by the Fund were $611,316 and $130,750; respectively. For the fiscal year ended June 30, 1994 and the six months ended December 31, 1994, the management fees paid by USGT were $2,515,934 and $987,787, respectively. The Fund Advisory Agreement contains no expense limitation. However, independently of the agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation on fund expenses applicable to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. The USGT Advisory Agreement also contains the foregoing expense limitation. The Manager reserves the right to change or eliminate the expense limitation at any time and there can be no assurance as to the duration of the expense limitation.

The Manager is controlled by OAC, a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $30 billion as of March 31, 1995, with more than 2.4 million shareholder accounts. OSS, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for the Fund and USGT and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, a wholly-owned subsidiary of the Manager, acts as the general distributor of each fund's shares under a General Distributor's Agreement for each fund dated December 10, 1992. The General Distributor's Agreement is subject to the same annual renewal requirements and termination provisions as the investment advisory agreements. For the fiscal years ended September 30, 1992, 1993 and 1994, selling charges on the Fund's Class A shares amounted to $564,700, $401,435 and $237,418, of which the Distributor and an affiliated broker-dealer retained in the aggregate $191,265, $132,961 and $75,572, respectively. For the fiscal year ended September 30, 1994 contingent deferred sales charges collected by the distributor on the redemption of Class B shares amounted to $2,348. For the fiscal years ended June 30, 1992, 1993 and 1994, selling charges on USGT Class A shares amounted to $1,881,944, $1,823,585 and $876,525, of which the Distributor and an affiliated broker-dealer retained, in the aggregate, $660,099, $594,110 and $282,424, respectively. For the period ended June 30, 1994, contingent deferred sales charges collected by the Distributor on the redemption of USGT Class C shares amounted to $3,250.

USGT Performance

USGT does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

 During the Fund's fiscal year ended June 30, 1994, the Federal Reserve increased U.S. short-term interest rates as a preemptive strike against inflation. In the beginning of the Fund's fiscal year the Manager began to position the Fund's portfolio in response to an expected rise in interest rates by shortening the maturity of the U.S. Treasury portion of the portfolio and reducing the Fund's mortgage holdings. During the latter part of the fiscal year, with the expectation that interest rates would not rise significantly from rates then in effect, the Manager added higher yielding bonds to the Fund's portfolio, focusing on issues that could add yield at attractive prices.

Included in the prospectus for the U.S. Government, a copy of which accompanies this proxy statement, in the section entitled "Performance of the Fund" is a performance graph which depicts the performance of a hypothetical investment of $10,000 in each Class A and Class C of shares of USGT held until June 30, 1994; in the case of Class A shares, since August 16, 1985 (the date in which the Fund's investment objective was changed), and in the case of Class C shares, from the inception of the Class on December 1, 1993, with all dividends and capital gains distributions reinvested on the reinvestment date. Class B share performance is not shown since Class B shares are not currently available. The graph reflects the deduction of the 4.75% maximum initial sales charge on Class A shares and the 1.0% contingent deferred sales charge and Class C shares. The graph compares the average annual total return of Class A shares of USGT's shares over that period with the performance of Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly issued debt of U.S. government agencies and quasi-public corporations and U.S. government guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data shows the effect of taxes.

Purchase of Additional Shares

Class A shares of the Fund and Class A shares of USGT are sold at net asset value plus a maximum sales charge of 4.75% of the offering price. The sales charge is reduced for purchases of either fund's shares of $50,000 or more. On certain purchases of shares of $1 million or more, a contingent deferred sales charge of 1% is imposed when such shares are redeemed within 18 months of the end of the calendar month of their purchase, subject to certain conditions. Class B shares of the Fund and USGT will be sold at net asset value but if Class B shares are redeemed within six years of buying them, they may be subject to a contingent deferred sales charge beginning at 5% and declining thereafter. Class C shares of USGT are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% may be deducted from the redemption proceeds.

The sales charge on Class A shares of USGT will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of USGT in addition to the shares which they will receive as a result of the Reorganization. The shares to be issued under the Reorganization Agreement will be issued by USGT at net asset value without a sales charge. Future dividends and capital gain distributions of USGT, if any, may be reinvested without sales charge into Class A shares. Any Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Rights of Accumulation based upon holdings of shares of the Fund will continue to be entitled to a reduced sales charge on any future purchase of Class A shares of USGT.

The Class B shares of USGT to be issued under the Reorganization Agreement will be issued at net asset value and will be deemed aged to the same level as the shareholder's existing Fund Class B shares.

METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of the Fund and the receipt of the other opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement (set forth in Annex A) and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of the Fund, excluding the Cash Reserve, will be delivered to USGT in exchange for Class A and Class B shares of USGT. The Cash Reserve to be retained by the Fund will be sufficient in the discretion of the Board for the payment of the Fund's liabilities, and the Fund's expenses of liquidation.

Assuming the shareholders of the Fund approve the Reorganization, the actual exchange of assets is expected to take place as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of the Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper from on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by the Fund after that date will be treated as requests for redemptions of the Class A and Class B shares of USGT to be distributed to the shareholders requesting redemption. The exchange of assets for Class A and Class B shares respectively will be done on the basis of the per share net asset value of the Class A and Class B shares of USGT, and the value of the assets of the Fund to be transferred as of the close of business on the Valuation Date, in the manner used by USGT in the valuation of assets. USGT is not assuming any of the liabilities of the Fund, except for the Fund's liability to pay for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the Class A and Class B shares transferred by USGT to the Fund will be the same as the value of the net assets received by USGT. For example, if, on the Valuation Date, the Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to USGT would be $100,000. If the net asset value per share of USGT were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 shares of USGT would be distributed to the former shareholders of the Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

After the Closing Date, the Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A and Class B shares of USGT received by the Fund at the closing, in liquidation of the outstanding shares of the Fund, and the outstanding shares of the Fund will be cancelled. To assist the Fund in this distribution, USGT will, in accordance with a shareholder list supplied by the Fund, cause its transfer agent to credit and confirm an appropriate number of shares of USGT to each shareholder of the Fund. Certificates for shares of USGT will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of USGT. Former shareholders of the Fund who wish certificates representing their shares of USGT must, after receipt of their confirmations, make a written request to Oppenheimer Shareholder Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer or exchange any shares of USGT.

Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to USGT, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, the Fund will complete its liquidation.

Under the Reorganization Agreement, either the Fund or USGT may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

                              MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to the Fund is contained in its current Prospectus, which is available without charge from OSS, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of September 30, 1994, which are included in the Additional Statement. Financial information for USGT is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of June 30, 1994 and unaudited financial statements (semi-annual) as of December 31, 1994, which are included in the Additional Statement.

Public Information

Additional information about the Fund and USGT is available, as applicable, in the following documents which are incorporated herein by reference: (i) USGT's Prospectus dated May 30, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein; (ii) the Fund's Prospectus, which may be obtained without charge by writing to Oppenheimer Shareholder Services, P.O. Box 5270, Denver, Colorado 80217; (iii) USGT's Annual Report as of June 30, 1994 and Semi-Annual Report as of December 31, 1994, which may be obtained without charge by writing to OSS at the address indicated above; and (iv) the Fund's Annual Report as of September 30, 1994 , which may be obtained without charge by writing to OSS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement, which incorporates by reference the USGT Additional Statement, and the Fund's Prospectus dated January 24, 1995, and Statement of Additional Information dated January 24, 1995: the organization and operation of USGT and the Fund; more information on investment policies, practices and risks; information about the Fund's and USGT's respective Boards of Trustees and their responsibilities; a further description of the services provided by USGT's and the Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of USGT and the Fund; purchase, redemption and exchange programs; and distribution arrangements.

The Fund and USGT are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about the Fund and USGT which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees



Andrew J. Donohue, Secretary

June 13, 1995                                                      220

                                                              ANNEX A

                  AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 16, 1995 by and between Oppenheimer Mortgage Income Fund (the "Fund"), a Massachusetts business trust, and Oppenheimer U.S. Government Trust ("USGT"), a Massachusetts business trust.

                          W I T N E S S E T H:

     WHEREAS, the parties are each open-end investment companies of the management type; and

     WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of the Fund through the acquisition by USGT of substantially all of the assets of the Fund in exchange for the Class A and Class B voting shares of beneficial interest ("shares") of USGT and the assumption by USGT of certain liabilities of the Fund, which shares of USGT are thereafter to be distributed by the Fund pro rata to its shareholders in complete liquidation of the Fund and complete cancellation of its shares;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


   1. The parties hereto hereby adopt a Plan of Reorganization pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by USGT of substantially all of the properties and assets of the Fund in exchange for shares of USGT and the assumption by USGT of certain liabilities of the Fund, followed by the distribution of such USGT shares to the shareholders of the Fund in exchange for their shares of the Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

   The share transfer books of the Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Fund; redemption requests received by the Fund after that date shall be treated as requests for the redemption of the shares of USGT to be distributed to the shareholder in question as provided in Section 5.

   2. On the Closing Date (as hereinafter defined), all of the assets of the Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by the Fund sufficient in its discretion for the payment of the expenses of the Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to USGT, in exchange for and against delivery to the Fund on the Closing Date of a number of shares of USGT having an aggregate net asset value equal to the value of the assets of the Fund so transferred and delivered.

   3. The net asset value of the shares of USGT and the value of the assets of the Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A and Class B shares of USGT and the Fund shall be done in the manner used by USGT and the Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by USGT in such computation shall be applied to the valuation of the assets of the Fund to be transferred to USGT.

   The Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the office of Oppenheimer Management Corporation (the "Agent"), Two World Trade Center, Suite 3400, New York, New York 10048, at 4:00 P.M. New York time on July 21, 1995, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

   In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

   5. As soon as practicable after the Closing, the Fund shall distribute on a pro rata basis to the shareholders of the Fund on the Valuation Date the shares of USGT received by the Fund on the Closing Date in exchange for the assets of the Fund in complete liquidation of the Fund; for the purpose of the distribution by the Fund of such shares of USGT to its shareholders, USGT will promptly cause its transfer agent to: (a) credit an appropriate number of shares of USGT on the books of USGT to each shareholder of the Fund in accordance with a list (the "Shareholder List") of its shareholders received from the Fund; and (b) confirm an appropriate number of shares of USGT to each shareholder of the Fund; certificates for shares of USGT will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of USGT.

   The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Fund, indicating his or her share balance. The Fund agrees to supply the Shareholder List to USGT not later than the Closing Date. Shareholders of the Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the Class A shares of USGT which they received.

   6. Within one year after the Closing Date, the Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to USGT, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of the Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Fund outstanding on the Valuation Date.

   7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, USGT will be in compliance with all of its investment policies and restrictions. At the Closing, the Fund shall deliver to USGT two copies of a list setting forth the securities then owned by the Fund. Promptly after the Closing, the Fund shall provide USGT a list setting forth the respective federal income tax bases thereof.

   8. Portfolio securities or written evidence acceptable to USGT of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Fund pursuant to Rule 17f-4 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by the Fund on the Closing Date to USGT, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of USGT for the account of USGT. Class A and Class B shares respectively of USGT representing the number of Class A and Class B shares of USGT being delivered against the assets of the Fund, registered in the name of the Fund, shall be transferred to the Fund on the Closing Date. Such shares shall thereupon be assigned by the Fund to its shareholders so that the shares of USGT may be distributed as provided in Section 5.

   If, at the Closing Date, the Fund is unable to make delivery under this
Section 8 to USGT of any of its portfolio securities or cash for the reason that any of such securities purchased by the Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Fund will deliver to USGT by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to USGT, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by USGT.

   9. USGT shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of the Fund, but the Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by the Fund. The Fund and USGT will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of USGT and the Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and USGT, respectively, in the amounts so incurred by each.

   10. The obligations of USGT hereunder shall be subject to the following conditions:

     A. The Board of Trustees of the Fund shall have authorized the execution of the Agreement, and the shareholders of the Fund shall have approved the Agreement and the transactions contemplated hereby, and the Fund shall have furnished to USGT copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

     B. USGT shall have received an opinion dated the Closing Date of counsel to the Fund, to the effect that (i) the Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on the Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by the Fund.

     C. The representations and warranties of the Fund contained herein shall be true and correct at and as of the Closing Date, and USGT shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Fund, dated the Closing Date, to that effect.

     D. On the Closing Date, the Fund shall have furnished to USGT a certificate of the Treasurer or Assistant Treasurer of the Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Fund as of the Closing Date.

     E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.

     F. A Registration Statement on Form N-14 filed by USGT under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than December 31, 1995.

     G.  On the Closing Date, USGT shall have received a letter of Andrew
J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to USGT, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of the Fund arising out of litigation brought against the Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of the Fund delivered to USGT. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     H. USGT shall have received an opinion, dated the Closing Date, of KPMG Peat Marwick LLP, to the same effect as the opinion contemplated by
Section 11.E. of the Agreement.

     I. USGT shall have received at the closing all of the assets of the Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

   11. The obligations of the Fund hereunder shall be subject to the following conditions:

     A. The Board of Trustees of USGT shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and USGT shall have furnished to the Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of USGT.

     B. The Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund, and the Fund shall have furnished USGT copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

     C. The Fund shall have received an opinion dated the Closing Date of counsel to USGT, to the effect that (i) USGT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon USGT and to authorize effectively the transactions contemplated by the Agreement have been taken by USGT, and
(iii) the Class A and Class B shares of USGT to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in USGT's then current Prospectus and Statement of Additional Information.

     D. The representations and warranties of USGT contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of USGT to that effect dated the Closing Date.

     E. The Fund shall have received an opinion to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) the Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of USGT shares received in the transaction that would reduce the Fund shareholders' ownership of USGT shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date,
(ii) the representation by each of the Fund and USGT that, as of the Closing Date, the Fund and USGT will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iii) the other representations by each of the Fund and USGT made to KPMG Peat Marwick LLP and set forth in the opinion will generally be as follows:

          1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

          2. The Fund and USGT will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

          3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of Class A or Class B shares of beneficial interest in USGT to the shareholders of the Fund pursuant to Section 354 of the Code.

          4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of substantially all its assets in exchange for Class A and Class B shares respectively of USGT.

          5. Under Section 1032 of the Code no gain or loss will be recognized by USGT by reason of the transfer of substantially all the Fund's assets in exchange for shares of USGT and USGT's assumption of certain liabilities of the Fund.

          6. The shareholders of the Fund will have the same tax basis and holding period for the Class A and Class B shares of beneficial interest in USGT that they receive as they had for the Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

          7. The securities transferred by the Fund to USGT will have the same tax basis and holding period in the hands of USGT as they had for the Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

     F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.

     G. A Registration Statement on Form N-14 filed by USGT under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 30, 1995.

     H. On the Closing Date, the Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to the Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of USGT arising out of litigation brought against USGT or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of USGT delivered to the Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     I. The Fund shall acknowledge receipt of the Class A and Class B shares of USGT.

   12.  The Fund hereby represents and warrants that:

     A. The financial statements of the Fund as of September 30, 1994 heretofore furnished to USGT, present fairly the financial position, results of operations, and changes in net assets of the Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 1, 1994 through the date hereof there has not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Fund, it being agreed that a decrease in the size of the Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

     B. Contingent upon approval of the Agreement and the transactions contemplated hereby by the Fund's shareholders, the Fund has authority to transfer all of the assets of the Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

     C. The Prospectus, as amended and supplemented, contained in the Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     D. There is no material contingent liability of the Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, not reflected in such Prospectus;

     E. There are no material contracts outstanding to which the Fund is a party other than those ordinary in the conduct of its business;

     F. The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and the Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

     G. All Federal and other tax returns and reports of the Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Fund ended June 30, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

     H. The Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Fund intends to meet such requirements with respect to its current taxable year.

   13.  USGT hereby represents and warrants that:

     A. The financial statements of USGT as of June 30, 1994, and December 31, 1994 heretofore furnished to the Fund, present fairly the financial position, results of operations, and changes in net assets of USGT, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from January 1, 1995 through the date hereof there has not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of USGT, it being understood that a decrease in the size of USGT due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

     B. The Prospectus, as amended and supplemented, contained in USGT's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     C. There is no material contingent liability of USGT and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of USGT, threatened against USGT, not reflected in such Prospectus;

     D. There are no material contracts outstanding to which USGT is a party other than those ordinary in the conduct of its business;

     E. USGT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of USGT which it issues to the Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in USGT's Registration Statement; and will conform to the description thereof contained in USGT's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and USGT is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

     F. All Federal and other tax returns and reports of USGT required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of USGT no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of USGT ended December 31, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

     G. USGT has elected to be treated as a regulated investment company and, for each fiscal year of its operations, USGT has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and USGT intends to meet such requirements with respect to its current taxable year;

     H. USGT has no plan or intention (i) to dispose of any of the assets transferred by the Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

     I. After consummation of the transactions contemplated by the Agreement, USGT intends to operate its business in a substantially unchanged manner.

   14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. USGT hereby represents to and covenants with the Fund that, if the reorganization becomes effective, USGT will treat each shareholder of the Fund who received any of USGT's shares as a result of the reorganization as having made the minimum initial purchase of shares of USGT received by such shareholder for the purpose of making additional investments in shares of USGT, regardless of the value of the shares of USGT received.

   15. USGT agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. USGT covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and, thereafter, to cause the cancellation of its outstanding shares.

   16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

   17. The Agreement may be executed in counterpart, each of which shall be deemed an original, but taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

   18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

   19. The Fund understands that the obligations of USGT under the Agreement are not binding upon any Trustee or shareholder of USGT personally, but bind only USGT and USGT's property. The Fund represents that it has notice of the provisions of the Declaration of Trust of USGT disclaiming shareholder and Trustee liability for acts or obligations of USGT.

   20. USGT understands that the obligations of the Fund under the Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. USGT represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

   IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                       OPPENHEIMER MORTGAGE INCOME FUND


- ---------------------         By:------------------------------
Robert G. Zack                    Andrew J. Donohue
Assistant Secretary               Secretary



Attest:                       OPPENHEIMER U.S. GOVERNMENT TRUST



- --------------------          By:------------------------------
Robert G. Zack                    Andrew J. Donohue
Assistant Secretary               Secretary

                    OPPENHEIMER MORTGAGE INCOME FUND

                 PROXY FOR SPECIAL SHAREHOLDERS MEETING
                        TO BE HELD JULY 12, 1995


The undersigned shareholder of Oppenheimer Mortgage Income Fund (the "Fund"), does hereby appoint George C. Bowen, Andrew J. Donohue, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on July 12, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     To approve an Agreement and Plan of Reorganization between the Fund and Oppenheimer U.S. Government Trust, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A and Class B shares of Oppenheimer U.S. Government Trust, the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund.

          FOR____   AGAINST____    ABSTAIN____





                         Dated:________________________, 1995
                              (Month)   (Day)

                              ______________________________
                                   Signature(s)

                              ______________________________
                                   Signature(s)

                              Please read both sides of this ballot.




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                    OPPENHEIMER U.S. GOVERNMENT TRUST
          Two World Trade Center, New York, New York 10048-0203
                             1-800-525-7048

                                 PART B

                   STATEMENT OF ADDITIONAL INFORMATION
                              June 13, 1995

                   ___________________________________

     This Statement of Additional Information of Oppenheimer U.S.
Government Trust consists of this cover page and the following documents:

1. USGT's Statement of Additional Information dated May 30, 1995, filed herewith.

2. USGT's Annual Report as of June 30, 1994 and its Semi-Annual Report as of December 31, 1994, which has been previously filed and is incorporated herein by reference.

3. Prospectus of Oppenheimer Mortgage Income Fund dated January 24, 1995, filed herewith.

4. Statement of Additional Information of Mortgage Income Fund dated January 24, 1995, filed herewith.

5. Oppenheimer Mortgage Income Fund's Annual Report as of September 30, 1994, which has been previously filed and is incorporated herein by reference.

6. Pro Forma Financial Statements, previously filed and incorporated herein by reference.

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OSS at the toll-free number shown above.

OPPENHEIMER U.S. GOVERNMENT TRUST
Supplement dated May 30, 1995 to the
Statement of Additional Information dated May 30, 1995


The Statement of Additional Information is amended to disclose that Class B shares of the Fund are not available for sale as of the effective date of the Statement of Additional Information (May 30, 1995).

May 30, 1995

Oppenheimer U.S. Government Trust

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated May 30, 1995


     This Statement of Additional Information of Oppenheimer U.S. Government Trust is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 30, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                             Page
About the Fund
Investment Objective and Policies
     Investment Policies and Strategies
     Other Investment Techniques and Strategies
     Other Investment Restrictions
How the Fund is Managed
     Organization and History
     Trustees and Officers of the Fund
     The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Financial Statements
Independent Auditors' Report
Appendix A: Description of Securities RatingsA-1
Appendix B: Industry ClassificationsB-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and strategies and about the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

    - U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Under normal market conditions, the Fund will invest at least 80% of its total assets in "full faith and credit" U.S. Government Securities and in U.S. Government Securities of such agencies and instrumentalities only when the Fund's investment manager, Oppenheimer Management Corporation (the "Manager") is satisfied that the credit risk with respect to such instrumentality is minimal.

    General changes in prevailing interest rates will affect the values of the Fund's portfolio securities. The value will vary inversely to changes in such rates. For example, if such rates go up after a security is purchased, the value of the security will generally decline. A decrease in interest rates may affect the maturity and yield of mortgage-backed securities by increasing unscheduled prepayments of the underlying mortgages. With its objective of seeking interest income while conserving capital, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

Other Investment Techniques and Strategies

    - Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. Government security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

    - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

    - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

    - Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments to manage its exposure to changing interest rates and securities prices. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts and covered calls may also be written on U.S. Government Securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures and call and put options on debt securities and Interest Rate Futures (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to do the following: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.


    The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may: (i) sell Interest Rate Futures, (ii) buy puts on such Futures or U.S. Government Securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may:
(i) purchase Futures, or (ii) purchase calls on such Futures or on U.S. Government Securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income.

    The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. The Fund may, in the future, employ Hedging Instruments and strategies that are not presently contemplated to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

    - Writing Covered Calls. The Fund may write (i.e. sell) call options ("calls") on U.S. Government Securities to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, subject to the limitations stated in the Prospectus. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

    To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

    The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

    - Writing Put Options. The Fund may write put options on U.S. Government securities or Interest Rate Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

    When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

    The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

    - Purchasing Calls and Puts. The Fund may purchase calls on U.S. Government Securities or on Interest Rate Futures, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of U.S. Government Securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

    The Fund may purchase put options ("puts") which relate to U.S. Government Securities (whether or not it holds such securities in its portfolio) or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

    Buying a put on Interest Rate Futures or U.S. Government Securities permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the bond market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on Interest Rate Futures or U.S. Government Securities not held by it, the put protects the Fund to the extent that the prices of the underlying Future or U.S. Government Security move in a similar pattern to the prices of the U.S. Government Securities in the Fund's portfolio.

    An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

    - Interest Rate Futures. The Fund may buy and sell Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

    Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

    At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

    - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund may engage in interest rate swaps only with respect to securities it holds, and not in excess of 25% of its total assets.

    The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

    - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

    When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

    - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under these restrictions, the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its net assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

    Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

    - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously;
(iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

    - Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

    If the Fund uses Hedging Instruments to establish a position in the U.S. Government Securities markets as a temporary substitute for the purchase of individual U.S. Government Securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on U.S. Government Securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the U.S. Government Securities purchased.

Other Investment Restrictions

    The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

    Under these additional restrictions, the Fund cannot:
    (1) invest in interests in oil, gas, or other mineral exploration or development programs;

    (2) invest in real estate;

    (3) purchase securities on margin or make short sales of securities; however, the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

    (4) underwrite securities of other companies; or

    (5) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    The Fund will not concentrate investments to the extent of 25% of its assets in any industry; there is no limit on obligations issued by the U.S. Government or its agencies or instrumentalities. For purposes of that policy, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.

    The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. Effective August 16, 1985, the Fund changed its investment objective and became a long-term government securities fund.

    As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

    The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Time Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Mortgage Income Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based OppenheimerFunds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based OppenheimerFunds as with the Fund. As of May 1, 1995, the officers and Trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the officers listed below, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Leon Levy, Chairman of the Board of Trustees; Age:  69
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Leo Cherne, Trustee; Age:  82
122 East 42nd Street, New York, New York 10168
Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

Robert G. Galli, Trustee*; Age:  61
Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other OppenheimerFunds and Executive Vice President and General Counsel of the Manager and the Distributor.

Benjamin Lipstein, Trustee; Age:  72
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publications, Inc. (publishers of Psychology Today and Mother Earth News); and Director of Spy Magazine, L.P.

Elizabeth B. Moynihan, Trustee; Age:  65
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York
University), and the National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee; Age:  67
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems) and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

Edward V. Regan, Trustee; Age:  64
40 Park Avenue, New York, New York 10016
President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and trustee of the New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age:  63
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

Sidney M. Robbins, Trustee; Age:  83
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. and The Malaysia Fund, Inc. (closed-end investment companies); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee*; Age:  69
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age:  82
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age:  64
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President
(Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

William L. Wilby, Vice President and Portfolio Manager; Age:  51
Vice President of the Manager and HarbourView; an officer of other OppenheimerFunds; formerly international investment strategist at Brown Brothers, Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.

Andrew J. Donohue, Secretary; Age:  44
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age:  58
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age:  46
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age:  36
3410 South Galena Street, Denver, Colorado  80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm; and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age:  29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

[FN]
- --------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company
Act.

    - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro; Mr. Spiro who is also an officer of the Fund) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1994, and (ii) from all of the New York-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York-based OppenheimerFund), for services in the positions shown:


                 Aggregate    Retirement BenefitsTotal Compensation
                 Compensation Accrued as Part  From All
Name and         from         of Fund          New York-based
Position         Fund         Expenses         OppenheimerFunds1

Leon Levy        $5,785       $3,730           $141,000.00
  Chairman and
  Trustee

Leo Cherne       $2,823       $1,821           $ 68,800.00
  Audit Committee
  Member and
  Trustee

Edmund T. Delaney$3,537       $2,281           $ 86,200.00
  Study Committee
  Member and Trustee2


Benjamin Lipstein$3,537       $2,281           $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan$2,486   $1,604           $ 60,625.00
  Study Committee
  Member3 and Trustee

Kenneth A. Randall$3,217      $2,075           $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan  $2,307       $1,488           $ 56,275.00
  Audit Committee
  Member and Trustee

Russell S. Reynolds, Jr.$2,140$1,380           $ 52,100.00
  Trustee

Sidney M. Robbins$5,008       $3,230           $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere  $2,140       $1,380           $ 52,100.00
  Trustee

Clayton K. Yeutter$2,140      $1,380           $ 52,100.00
  Trustee

______________________
1   For the 1994 calendar year.
2   Board and committee positions held during a portion of the period shown.
3   Committee position held during a portion of the period shown.

    The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can it be estimated the number of years of credited service that will be used to determine these benefits. No payments have been made by the Fund under the plan as of June 30, 1994.

      - Major Shareholders. As May 1, 1995, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were (i) R. Duffield & CR Player, Jr., CoTr., Char. Ren. Unit Trust for lives of Donor Ruth McCormick Tankersley & Tiffany Wolfe UA Dec 08 93, P.O. Box 401, Barnesville, Maryland 20838-0401 who owned 53,418.803 Class C shares of the Fund (representing approximately 6.55% of the Fund's Class C shares then outstanding); (ii)
R. Duffield & CR Player, Jr., CoTr., Char. Ren. Unit Trust for lives of Donor Ruth McCormick Tankersley & Kristie Miller UA Dec 08 93, P.O. Box 401 Barnesville, Maryland 20838-0401, who owned 53,418.803 Class C shares of the Fund (representing approximately 6.55% of the Fund's Class C shares then outstanding); and (iii) Merrill Lynch Pierce Fenner & Smith, Inc., 97C22, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, who owned 44,151.000 Class C shares of the Fund (representing approximately 5.42% of the Fund's Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) also serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Prior to the adoption of the current investment advisory agreement, the Manager voluntarily reduced the management fee to the current rates, described in the Prospectus.

      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1992, 1993 and 1994, the management fees paid by the Fund to the Manager were $2,735,353, $2,911,199 and $2,515,934, respectively.

      The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreement. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

      - The Distributor. Under its Distribution Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1992, 1993 and 1994, the aggregate sales charges on sales of the Fund's Class A shares were $1,881,944, $1,823,585 and $876,525, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $660,099, $594,110 and $282,424 in those respective years. There were no contingent deferred sales charges collected by the Distributor on the redemption of Class B shares for the fiscal year ended June 30, 1994, because Class B shares were not publicly offered during that fiscal year. During the Fund's fiscal period from December 1, 1993 through June 30, 1994, the contingent deferred sales charge collected on Class C shares was $3,250, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

      - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers of may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained.

      When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

Yield and Total Return Information. From time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these yields and total returns are calculated for each class and the components of those calculations is set forth below. No total return and yield calculations are presented below for Class B shares because no shares of that class were publicly offered during the fiscal year ended June 30, 1994.

      The Fund's advertisement of its performance must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields, total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      - Standardized Yields

          - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                    a-b       6
          Standardized Yield = 2 ((------ + 1)   - 1)
                                    cd

      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period.
      b = expenses accrued for the period (net of any expense
          reimbursements).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

      The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1994, the standardized yields for the Fund's Class A and Class C shares were 6.14% and 5.57%, respectively.

      - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A, Class B or Class C share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

          Dividend Yield of the Class =

                      Dividends of the Class
          ----------------------------------------------------
          Max Offering Price of the Class (last day of period)

          Divided by number of days (accrual period) x 365

      The maximum offering price for Class A shares includes the current maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

      From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1994, were 7.13% and 7.48% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class C shares for the 30-day period ended June 30, 1994, was 6.63% when calculated at net asset value.

      - Total Return Information

      - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

          ( ERV ) 1/n
          (-----)     -1 = Average Annual Total Return
          (  P  )

      - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended June 30, 1994 and for the period from August 16, 1985 to June 30, 1994, were -5.87%, 6.31% and 7.64%, respectively. The cumulative "total return" on Class A shares for the period from August 16, 1985 to June 30, 1994 was 92.18%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total return on Class C shares for the period from December 1, 1993 (the commencement of the offering of the shares) through June 30, 1994 was - 4.09%.

      - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      The cumulative total return at net asset value of the Fund's Class
A shares for the period from August 16, 1985 to June 30, 1994 was 101.76%. The average annual total returns at net asset value for the one and five year periods ended June 30, 1994 and for the period from August 16, 1985 to June 30, 1994, for Class A shares were -1.17%, 7.35% and 8.23%, respectively.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other U.S. Government funds and (iii) all other U.S. Government funds in a specific size category.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares in relation to other U.S. Government funds. Rankings are subject to change.

      The total return on an investment made in Class A, Class B or Class C shares of the Fund may also be compared with the performance for the same period of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly- issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. Government bond market. The foregoing bond index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. Other indices may be used from time to time.

      From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New
York Times which may include quotations of performance from other sources, such as Lipper or Morningstar.


      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the OppenheimerFunds, other than the performance rankings of the OppenheimerFunds themselves. These ratings or rankings of shareholder/investor services may compare the OppenheimerFunds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

      Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      For the fiscal year ended June 30, 1994, payments under the Class A Plan totalled $863,331, all of which was paid by the Distributor to Recipients, including $56,187 paid to MML Investor Services, Inc., an affiliate of the Distributor. Payments made under the Class C Plan during that fiscal period totalled $12,509. No payments have been made under the Class B Plan during that period, as no Class B shares were outstanding.

      The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. Initially, the Board has set no minimum holding period.
All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. For the same reason the Distributor will not accept any order for $500,000 or more of Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in U.S. Government Securities at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day or closing bid and asked prices); (ii) securities traded on NASDAQ and other unlisted equity securities for which last sales prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the highest closing bid price as of the time of valuation, or, if no closing bid price is reported, on the basis of a closing bid price obtained from a dealer who maintains an active market in that security; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days, are valued at the mean between the asked and bid prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; and (v) short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

      In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities for which last sale information is not generally available. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Puts, calls and Futures held by the Fund are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, and a sibling's spouse and a spouse's siblings.

      - The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Time Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      - Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A shares of the Fund (and other eligible OppenheimerFunds) sold with a front-end sales charge during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestments of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) applicable to purchases of shares in that amount (the
"intended purchase amount"). Each purchase of Class A shares under the Letter will be made at the public offering price (including sales charge) applicable to a single lump-sum purchase of shares intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.

      If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      - Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of the Letter) do not include any shares sold without a front-end sales charge or without being subject to a Class A contingent deferred sales charge unless (for the purpose of determining completion of the obligation to purchase shares under the Letter) the shares were acquired in exchange for shares of one of the OppenheimerFunds whose shares were acquired by payment of a sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other OppenheimerFunds.

      There is a front-end sales charge on the purchase of Class A shares of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Check Writing. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      - Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

      - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How
To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven days after the Distributor's receipt of the required documents, with signature(s) guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are by check, payable to all shareholders of record, and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How
To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the Class B and Class C contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" and "Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "Exchange Privilege" in the Prospectus and "How to Exchange Shares" below, in this Statement of Additional Information.

      - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

      As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the OppenheimerFunds offer Class A shares (except for Oppenheimer Strategic Diversified Income
Fund), but only the following other OppenheimerFunds offer Class B shares:

      Oppenheimer Limited-Term Government Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Strategic Income & Growth Fund
      Oppenheimer Strategic Investment Grade Bond Fund
      Oppenheimer Strategic Short-Term Income Fund
      Oppenheimer New York Tax-Exempt Fund
      Oppenheimer Tax-Free Bond Fund
      Oppenheimer California Tax-Exempt Fund
      Oppenheimer Pennsylvania Tax-Exempt Fund
      Oppenheimer Florida Tax-Exempt Fund
      Oppenheimer New Jersey Tax-Exempt Fund
      Oppenheimer Insured Tax-Exempt Bond Fund
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer Main Street California Tax-Exempt Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer Value Stock Fund
      Oppenheimer Investment Grade Bond Fund
      Oppenheimer High Yield Fund
      Oppenheimer Mortgage Income Fund
      Oppenheimer Cash Reserves (Class B shares are only available by exchange)
      Oppenheimer Growth Fund
      Oppenheimer Equity Income Fund
      Oppenheimer Global Fund
      Oppenheimer Discovery Fund

      The following other OppenheimerFunds offer Class C shares:

      Oppenheimer Limited-Term Government Fund
      Oppenheimer Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Asset Allocation Fund
      Oppenheimer Champion High Yield Fund
      Oppenheimer Target Fund
      Oppenheimer Intermediate Tax-Exempt Bond Fund
      Oppenheimer U.S. Government Trust
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer Cash Reserves (Class C shares are available only by exchange)
      Oppenheimer Strategic Diversified Income Fund

      Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a contingent deferred sales charge).

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds.

      No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of other
OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class
B contingent deferred sales charge is imposed on Class B shares redeemed within six years of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, the shareholder must either have an existing account in, or acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer
Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

      The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For Federal tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

      Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from Hedging Instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset value of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Any long-term capital gains distributions will be identified separately when paid and when tax information is distributed by the Fund. If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges" above, at net asset value without sales charge. Class B and Class C shareholders should be aware that as of the date of this Statement of Additional Information, not all of the OppenheimerFunds offer Class B and Class C shares. The names of funds that do as of the date of this document can be obtained by referring to "How to Exchange Shares," above or by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                                   ------------------------------------------------------------------------------------------------
                                   Statement of Investments   December 31, 1994 (Unaudited)
                                   ------------------------------------------------------------------------------------------------


                                                                                                     Face              Market Value
                                                                                                     Amount            See Note 1
Mortgage-Backed Obligations--92.9%
- -----------------------------------------------------------------------------------------------------------------------------------
Government Agency--92.9%
- -----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/                        Federal Home Loan Mortgage Corp., Collateralized Mtg.
Sponsored--50.9%                   Obligations, Gtd. Multiclass Mtg. Participation Certificates:
                                   10%, 6/15/20                                                      $  5,511,000      $  5,949,345
                                   14%, 1/11/11                                                           651,212           727,977
                                   6.65%, 4/15/21                                                      10,750,000         9,466,771
                                   6.80%, 3/15/16                                                      15,000,000        14,591,249
                                   8.50%, 10/15/19                                                      2,801,766         2,811,684
                                   9%, 7/15/21                                                          3,154,441         3,191,349
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Collaterized Mtg. Obligations,
                                   Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
                                   13%, 11/1/12                                                           281,412           311,642
                                   8%, 3/25/01--12/1/22                                                15,167,643        15,035,752
                                   8.50%, 1/25/00                                                      29,617,000        24,949,950
                                   8.75%, 12/25/20                                                     22,500,000        22,801,147
                                   9%, 7/1/21                                                           1,845,984         1,866,457
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
                                   Conduit Pass-Through Certificates:
                                   10.50%, 11/25/20                                                    10,000,000        11,034,599
                                   8%, 7/25/19                                                         18,000,000        17,481,778
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Interest-Only Stripped
                                   Mtg.-Backed Security, Trust 218, CI. 2, 7.50%, 4/25/23(2)           19,173,448         7,184,052
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Interest-Only Stripped
                                   Mtg.-Backed Security, Trust 240, Cl.2, 7%, 9/25/23(2)               38,355,636        14,305,455
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Interest-Only Stripped
                                   Mtg.-Backed Security, Trust 252, Cl. 2, 7.50%, 11/30/23(2)          11,383,932         4,338,345
                                   ------------------------------------------------------------------------------------------------
                                   Federal National Mortgage Assn., Principal-Only Stripped
                                   Mtg.-Backed Security, Trust 253, Cl. G, 0%, 11/25/23(1)              1,000,028           421,340
                                                                                                                       ------------
                                                                                                                        156,468,892

- -----------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--42.0%             Government National Mortgage Assn.:
                                   10%, 6/15/16--8/18/17                                                2,911,513         3,082,300
                                   10.50%, 2/15/13--8/15/19                                            12,351,693        13,205,169
                                   11%, 7/20/20                                                           222,743           239,387
                                   7.50%, 3/1/25(3)                                                    25,000,000        24,960,938
                                   8%, 4/15/22--9/15/24                                                48,416,361        46,421,678
                                   8.50%, 12/1/24--12/15/24                                            41,650,000        40,947,157
                                                                                                                       ------------
                                                                                                                        128,856,629
                                                                                                                       ------------
                                   Total Mortgage-Backed Obligations (Cost $286,446,651)                                285,325,521


U.S. Government Obligations--14.6%
- -----------------------------------------------------------------------------------------------------------------------------------
Treasury--14.6%                    U.S. Treasury Bonds, 8.75%, 8/15/00(4) (Cost $44,838,594)           43,000,000
44,800,625
- -----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $331,285,245)                                                             107.5%      330,126,146
- -----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (7.5)      (23,122,477)
                                                                                                            -----      ------------
Net Assets                                                                                                  100.0%     $307,003,669
                                                                                                            =====

1. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

2. Interest-Only Strips represent the right to receive the monthly interest payment on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated.

The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

3. When-issued security to be delivered and settled after December 31, 1994.

4. Securities with an aggregate market value of $36,465,625 are held in escrow to cover initial margin requirements on open interest rate futures sales contracts, as follows:

Type of Contract
                   Number of Contracts         Face Amount

- -------------------------------------------------------------------------
U.S. Treasury Nts., 3/95           350         $35,000,000

The market value of the open contracts was $35,032,813 at December 31, 1994, with a net unrealized gain of $10,938.
See accompanying Notes to Financial Statements.

                                   ------------------------------------------------------------------------------------------------
                                   Statement of Assets and Liabilities   December 31, 1994 (Unaudited)
                                   ------------------------------------------------------------------------------------------------


Assets                             Investments, at value (cost $331,285,245)--see accompanying statement               $330,126,146
                                   ------------------------------------------------------------------------------------------------
                                   Cash                                                                                     137,179
                                   ------------------------------------------------------------------------------------------------
                                   Unrealized appreciation on futures contracts--Note 6                                      10,938
                                   ------------------------------------------------------------------------------------------------
                                   Receivables:
                                   Investments sold                                                                      24,532,185
                                   Interest and principal paydowns                                                        3,841,574
                                   Shares of beneficial interest sold                                                       540,561
                                   ------------------------------------------------------------------------------------------------
                                   Other                                                                                     85,511
                                                                                                                       ------------
                                   Total assets                                                                         359,274,094


Liabilities                        Payables and other liabilities:
                                   Investments purchased                                                                 49,297,813
                                   Shares of beneficial interest redeemed                                                 2,161,906
                                   Distribution and service plan fees--Note 4                                               182,191
                                   Other                                                                                    628,515
                                                                                                                       ------------
                                   Total liabilities                                                                     52,270,425


Net Assets                                                                                                             $307,003,669
                                                                                                                       ============


Composition of                     Paid-in capital                                                                     $333,284,570
Net Assets                         ------------------------------------------------------------------------------------------------
                                   Undistributed (overdistributed) net investment income                                    136,356
                                   ------------------------------------------------------------------------------------------------
                                   Accumulated net realized gain (loss) from investment transactions                    (25,269,096)
                                   ------------------------------------------------------------------------------------------------
                                   Net unrealized appreciation (depreciation) on investments--Note 3                     (1,148,161)
                                                                                                                       ------------
                                   Net assets                                                                          $307,003,669
                                                                                                                       ============


Net Asset Value                    Class A Shares:
Per Share                          Net asset value and redemption price per share (based on net assets
                                   of $300,992,755 and 33,339,540 shares of beneficial interest outstanding)                  $9.03
                                   Maximum offering price per share (net asset value plus sales charge
                                   of 4.75% of offering price)                                                                $9.48
                                   ------------------------------------------------------------------------------------------------
Class C Shares:
                                   Net asset value, redemption price and offering price per share (based on net assets
                                   of $6,010,914 and 666,567 shares of beneficial interest outstanding)                       $9.02


                                   See accompanying Notes to Financial Statements.



                                   ------------------------------------------------------------------------------------------------
                                   Statement of Operations   For the Six Months Ended December 31, 1994 (Unaudited)
                                   ------------------------------------------------------------------------------------------------


Investment Income                  Interest                                                                             $13,056,094


Expenses                           Management fees--Note 4                                                                  987,787
                                   ------------------------------------------------------------------------------------------------
                                   Distribution and service plan fees:
                                   Class A--Note 4                                                                          366,495
                                   Class C--Note 4                                                                           24,315
                                   ------------------------------------------------------------------------------------------------
                                   Transfer and shareholder servicing agent fees--Note 4                                    150,730
                                   ------------------------------------------------------------------------------------------------
                                   Shareholder reports                                                                       75,898
                                   ------------------------------------------------------------------------------------------------
                                   Custodian fees and expenses                                                               34,040
                                   ------------------------------------------------------------------------------------------------
                                   Legal and auditing fees                                                                   16,544
                                   ------------------------------------------------------------------------------------------------
                                   Trustees' fees and expenses                                                               14,971
                                   ------------------------------------------------------------------------------------------------
                                   Registration and filing fees:
                                   Class A                                                                                    1,587
                                   Class C                                                                                      593
                                   ------------------------------------------------------------------------------------------------
                                   Other                                                                                     17,816
                                                                                                                       ------------
                                   Total expenses                                                                         1,690,776


Net Investment Income (Loss)                                                                                             11,365,318


Realized and Unrealized            Net realized gain (loss) on:
Gain (Loss) on Investments         Investments                                                                           (3,962,064)
                                   Closing of futures contracts                                                              (9,811)
                                                                                                                       ------------
                                   Net realized gain (loss)                                                              (3,971,875)
                                   ------------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on investments                  (2,105,988)
                                                                                                                       ------------
                                   Net realized and unrealized gain (loss) on investments                                (6,077,863)


Net Increase (Decrease) in Net Assets Resulting From Operations                                                         $ 5,287,455
                                                                                                                       ============


                                   See accompanying Notes to Financial Statements.



                                   8  Oppenheimer U.S. Government Trust

                                   ------------------------------------------------------------------------------------------------
                                   Statements of Changes in Net Assets
                                   ------------------------------------------------------------------------------------------------


                                                                                                   Six Months Ended
                                                                                                   December 31, 1994  Year Ended
                                                                                                   (Unaudited)        June 30, 1994

Operations                         Net investment income (loss)                                    $ 11,365,318       $ 23,618,222
                                   ------------------------------------------------------------------------------------------------
                                   Net realized gain (loss) on investments                           (3,971,875)       (11,210,170)
                                   ------------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation
                                      on investments                                                 (2,105,988)       (15,469,786)
                                                                                                   ------------       ------------
                                   Net increase (decrease) in net assets resulting from operations    5,287,455         (3,061,734)


Dividends and Distributions        Dividends from net investment income:
To Shareholders                    Class A ($.337 and $.634 per share, respectively)                (11,212,167)       (21,966,741)
                                   Class C ($.299 and $.329 per share, respectively)                   (166,064)           (76,280)
                                   Dividends in excess of net investment income:
                                   Class A ($.012 per share)                                               --             (418,629)
                                   ------------------------------------------------------------------------------------------------
                                   Tax return of capital distribution:
                                   Class A ($.034 per share)                                               --           (1,145,537)


Beneficial Interest                Net increase (decrease) in net assets resulting from Class A
Transactions                       beneficial interest transactions--Note 2                          (3,035,592)       (44,398,318)
                                   ------------------------------------------------------------------------------------------------
                                   Net increase (decrease) in net assets resulting from Class C
                                   beneficial interest transactions--Note 2                           1,842,592          4,438,932


Net Assets                         Total increase (decrease)                                         (7,283,776)       (66,628,307)
                                   ------------------------------------------------------------------------------------------------
                                   Beginning of period                                              314,287,445        380,915,752
                                                                                                   ------------       ------------
                                   End of period (including undistributed net investment
                                   income of $136,356 and $149,269, respectively)                  $307,003,669       $314,287,445



                                   See accompanying Notes to Financial Statements.


                                   9  Oppenheimer U.S. Government Trust


                                   ------------------------------------------------------------------------------------------------
                                   Financial Highlights
                                   ------------------------------------------------------------------------------------------------


                              Class A                                                                      Class C
                              --------------------------------------------------------------------------   ------------------------
                              Six Months                                                                   Six Months    Period
                              Ended                                                                        Ended         Ended
                              Dec. 31, 1994   Year Ended June 30,                                          Dec. 31, 1994 June 30
                              (Unaudited)     1994        1993         1992        1991        1990        (Unaudited)   1994(1)


Per Share Operating Data:
Net asset value,
beginning of period                $ 9.20      $  9.95      $ 9.73      $  9.25      $ 9.24      $ 9.54      $ 9.19      $  9.83
- -----------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                 .34          .67         .68          .69         .83         .90         .30          .33
Net realized and unrealized
gain (loss) on investments
and options written                  (.17)        (.74)        .22          .48         .02        (.32)       (.17)        (.64)
                                 --------     --------    --------     --------    --------    --------    --------     --------
Total income from investment
operations                            .17         (.07)        .90         1.17         .85         .58         .13         (.31)

- -----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                               (.34)        (.64)       (.68)        (.69)       (.84)       (.88)       (.30)        (.33)
Dividends in excess of net
investment income                    --           (.01)       --           --          --          --          --           --
Distributions from net
realized gain on investments
and options written                  --           --          --           --          --          --          --           --
Tax return of capital
distributions                        --           (.03)       --           --          --          --          --           --
                                 --------     --------    --------     --------    --------    --------    --------     --------
Total dividends and
distributions to shareholders        (.34)        (.68)       (.68)        (.69)       (.84)       (.88)       (.30)        (.33)
- -----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $ 9.03      $  9.20      $ 9.95      $  9.73      $ 9.25      $ 9.24      $ 9.02      $  9.19

Total Return, at Net
Asset Value(2)                       1.82%       (1.17)%      9.55%       13.05%       9.53%       6.34%       1.41%       (3.12)%


Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                   $300,993     $310,027    $380,916     $395,863    $342,220    $264,728    $  6,011     $  4,261
- -----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                   $304,675     $355,698    $401,789     $376,532    $299,144    $253,085      $5,185       $2,173
- -----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)       33,340       33,685      38,279       40,697      36,987      28,650         667          464
- -----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                7.40%(3)     6.61%       6.90%        7.23%       8.93%       9.60%       6.66%(3) 5.97%(3)
Expenses                             1.08%(3)     1.14%       1.17%        1.17%       1.19%       1.16%       1.80%(3)     1.96%(3)
- -----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)          98.2%       139.5%       96.8%       207.8%      133.9%      125.5%       98.2%       139.5%

1. For the period from December 1, 1993 (inception of offering) to June
30, 1994.

2. Assumes a hypothetical initial investment on the business day before the first day of the fisscal period, with all dividends and distributions reinvested in additional shares on the investment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1994 were $322,707,560 and $410,118,313, respectively.


       Notes to Financial Statements   (Unaudited)

1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required. At December 31, 1994, the Fund had available for federal income tax purposes an unused capital loss carryover of aproximately $11,875,000, $3,330,000 of which will expire in 1998, $7,358,000 in 1999 and $1,187,000 in 2000.

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. The accumulated liability for the Fund's projected benefit of obligations was $109,656 at December 31, 1994. No payments have been made under the plan.

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Change in Accounting Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective July 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $1,754,888, a decrease in undistributed net investment income of $438,124 and a decrease in paid-in capital of $1,316,764.

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

2. Shares of Benefical Intaeraest. The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                              Six Months Ended
                                                              December 31, 1994                     Year Ended June 30, 1994(1)
                                                              --------------------------------      -------------------------------
                                                              Shares            Amount              Shares            Amount
                                   ------------------------------------------------------------------------------------------------
                                   Class A:
                                   Sold                          3,670,698      $  33,542,501          6,237,904      $  60,979,282
                                   Dividends reinvested            779,523          7,141,369          1,913,674         18,566,281
                                   Redeemed                     (4,795,183)       (43,719,462)       (12,746,027)      (123,943,881)
                                                             -------------      -------------      -------------      -------------
                                   Net increase (decrease)        (344,962)     $  (3,035,592)        (4,594,449)     $ (44,398,318)


                                   ------------------------------------------------------------------------------------------------
                                   Class C:
                                   Sold                            305,060      $   2,771,843            531,550      $   5,070,299
                                   Dividends reinvested             11,270            102,986              5,284             49,363
                                   Redeemed                       (113,275)        (1,032,237)           (73,322)          (680,730)
                                                             -------------      -------------      -------------      -------------
                                   Net increase                    203,055      $   1,842,592            463,512      $   4,438,932

</TABALE>

1. For the year ended June 30, 1994 for Class A shares and for the period from December 1, 1993 to June 30, 1994 for Class C shares.

3. Unrealized Gains and
Losses on Investments
At December 31, 1994, net unrealized depreciation on investments of $1,148,161 was composed of gross appreciation of $3,032,950, and gross depreciation of $4,181,111.

4. Management Fees and Other Transactions With Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .75% of the first $200 million of net assets, .70% of the next $200 million,
 .65% of the next $400 million and .60% of net assets in excess of $800 million. The Manager voluntarily reduced the management fees to provide for an annual fee of .65% of the first $200 million of net assets, .60% of the next $200 million, .55% of the next $400 million and .50% of net assets in excess of $800 million. Effective January 3, 1995 the Manager will voluntarily reduce the management fees to provide for an annual fee of .65% of the first $200 million of net assets of the Fund, .60% of the next $100 million, .57% of the next $100 million, .55% of the next $400 million and .50% of net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

For the six months ended December 31, 1994, commissions (sales charges paid by investors) on sales of Class A shares totaled $268,060, of which $76,878 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the six months ended December 31, 1994, OFDI received contingent deferred sales charges of $5,068 upon redemption of Class C shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to 25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions.
In addition, Class C shares are subject to an asset-based sales charge of
 .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs.
In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan.
During the six months ended December 31, 1994, OFDI paid $26,595 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained $26,001 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

5. Option Activity
The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings.
When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The Fund segregates assets to cover its obligations under option contracts. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities segregated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities.
Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option activity for the six months ended December 31, 1994 was as follows:


                                                                                Call Options                Put Options
                                                                                ---------------------------------------------------
                                                                                Number       Amount of      Number       Amount of
                                                                                of Options   Premiums       of Options   Premiums
                                   ------------------------------------------------------------------------------------------------
                                   Options outstanding at June 30, 1994           30,000     $290,625       80,000       $248,438
                                   ------------------------------------------------------------------------------------------------
                                   Options written                                  --           --           --             --
                                   ------------------------------------------------------------------------------------------------
                                   Options expired prior to exercise                --           --           --             --
                                   ------------------------------------------------------------------------------------------------
                                   Options closed                                 30,000      290,625       80,000        248,438
                                                                                --------     --------     --------       --------
                                   Options outstanding at December 31, 1994         --       $   --           --         $   --


Notes to Financial Statements   (Unaudited) (Continued)

6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost-effective than actually buying fixed income securities. The Fund will segregate assets to cover its commitments under futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

In this report, the number of open futures contracts, face amount, market value and unrealized gain or loss are reported in a footnote to the Statement of Investments. In addition, securities segregated to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Gains and losses (unrealized appreciation or depreciation on futures contracts) are reported in the Statement of Assets and Liabilities.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1994, the Fund had outstanding futures contracts to sell debt securities as follows:


                                                                 Expiration   Number of            Valuation as of     Unrealized
                                                                 Date         Futures Contracts    December 31, 1994   Appreciation
                                   ------------------------------------------------------------------------------------------------
                                   U.S. Treasury Nts.            3/95         350                  $35,032,813         $10,938

Independent Auditors' Report


The Board of Trustees and Shareholders of Oppenheimer U.S. Government
Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of June 30, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1994, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of June 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1994

Statement of Investments  June 30, 1994

                                                                                       Face           Market Value
                                                                                       Amount         See Note 1
- ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.0%

Repurchase agreement with First Chicago Capital Markets, 4.22%, dated 6/30/94, to be repurchased at $3,300,387 on 7/1/94, collateralized by U.S. Treasury Nts.,
5.125%, 11/30/98, with a value of $3,368,643 (Cost $3,300,000)                         $3,300,000      $3,300,000

Long-Term U.S. Government Obligations--97.8%

Agency: Full Faith and
Credit--33.2%

Government National Mortgage Assn.:
10.50%, 2/15/13                                                                             9,046           9,891
10.50%, 6/15/13                                                                           102,908         112,521
10.50%, 7/15/13                                                                            80,309          87,811
10.50%, 8/15/13                                                                           554,934         606,771
10.50%, 8/15/15                                                                            89,296          97,654
10.50%, 9/15/15                                                                            92,884         101,580
10.50%, 10/15/15                                                                           27,315          29,872
10.50%, 11/15/15                                                                           48,711          53,272
10.50%, 12/15/15                                                                           35,629          38,965
10.50%, 1/15/16                                                                           278,625         304,748
10.50%, 2/15/16                                                                         1,693,843       1,852,626
10.50%, 3/15/16                                                                           281,765         308,178
10.50%, 4/15/16                                                                            44,168          48,309
10.50%, 5/15/16                                                                            44,899          49,108
10%, 6/15/16                                                                              417,477         449,861
10.50%, 6/15/16                                                                            24,636          26,946
10.50%, 8/15/16                                                                                    81,006          88,601
10.50%, 10/15/16                                                                          147,640         161,480
10.50%, 11/15/16                                                                          283,844         310,452
10.50%, 6/15/17                                                                           194,543         212,819
10.50%, 7/15/17                                                                            75,029          82,078
10%, 8/15/17                                                                            2,912,386       3,139,378
10.50%, 10/15/17                                                                          360,966         394,877
10.50%, 11/15/17                                                                           87,691          95,929
10.50%, 12/15/17                                                                        2,965,155       3,243,705
10.50%, 1/15/18                                                                           200,795         219,711
10.50%, 3/15/18                                                                           212,550         232,570
10.50%, 6/15/18                                                                            80,783          88,392
10.50%, 8/15/18                                                                            14,313          15,661
10.50%, 9/15/18                                                                           566,970         620,374
10.50%, 10/15/18                                                                          177,428         194,140
10.50%, 12/15/18                                                                           45,303          49,571
10.50%, 1/15/19                                                                           126,098         138,014
10.50%, 3/15/19                                                                            75,645          82,794
10.50%, 4/15/19                                                                             1,942           2,126
10.50%, 5/15/19                                                                         1,944,123       2,127,827
10.50%, 6/15/19                                                                         2,597,478       2,828,723
10.50%, 7/15/19                                                                            87,231          95,474
10.50%, 8/15/19                                                                         1,025,399       1,122,291
10.50%, 5/15/20                                                                           100,206         109,713
11%, 7/20/20                                                                              223,450         245,068
10.50%, 10/15/20                                                                           24,367          26,679
10.50%, 5/15/21                                                                           146,043         159,961
8%, 4/15/22                                                                               847,696         836,049




                                                                                       Face           Market Value
                                                                                       Amount         See Note 1
- -------------------------------------------------------------------------------------------------------------------
Agency: Full Faith and Credit
(continued)

8%, 9/15/22                                                                            $ 3,949,604    $  3,895,337
6.50%, 9/15/23                                                                             248,312         220,931
6.50%, 10/15/23                                                                         14,326,733      14,120,040
6.50%, 12/15/23                                                                            207,645         184,748
6.50%, 2/15/24                                                                             233,980         207,801
8%, 4/15/24                                                                              3,360,157       3,311,839
8%, 5/15/24                                                                              8,741,098       8,615,401
8%, 6/15/24                                                                              5,567,724       5,487,660
7.50%, 7/15/24(3)(5)                                                                    49,500,000      47,241,316
                                                                                                      ------------
                                                                                                       104,387,643

Agency: Government
Sponsored--40.3%

Federal Home Loan Mortgage Corp., Collateralized Mortgage Obligations,
Guaranteed Multiclass Mortgage Participation Certificates:
14%, 1/11/11                                                                               785,150         892,394
6.80%, 3/15/16                                                                          15,000,000      14,981,250
8.50%, 10/15/19                                                                          3,100,000       3,191,481
- ------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mortgage Obligations,
Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates:
8.50%, 1/25/00                                                                          29,617,000      26,180,536
8%, 3/25/01                                                                             11,700,000      11,852,918
13%, 11/1/12                                                                               330,156         371,462
8%, 7/25/19                                                                             18,000,000      18,286,738
8.75%, 12/25/20                                                                         22,500,000      23,284,329
9%, 7/1/21                                                                               2,030,600       2,105,002
9%, 7/15/21                                                                              4,000,000       4,127,079
8%, 12/1/22                                                                              3,602,262       3,562,169
7%, 9/25/23                                                                             34,296,980      12,630,934
Principal-Only Stripped Mtg-Backed Security, Trust 253, 0%, 11/25/23(1)                  1,000,028         475,639
Interest-Only Stripped Mtg-Backed Security, Trust 257, Class 2, 7%, 2/25/24(2)          12,869,043       4,779,643
                                                                                                      ------------
                                                                                                       126,721,574

Treasury--24.3%

U.S. Treasury Bonds:
12%, 8/15/20                                                                            22,500,000      30,839,064
11.625%, 11/15/20                                                                        7,850,000       9,967,042
- ------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
9.50%, 11/15/95                                                                          5,000,000       5,243,750
8.50%, 5/15/97(4)                                                                       28,750,000      30,232,404
                                                                                                      ------------
                                                                                                        76,282,260

Total Long-Term U.S. Government Obligations (Cost $306,338,645)                                        307,391,477
                                                                                                      ------------

                                                                                                     Shares
                                                                                                     Subject       Market Value
                                                                                Date/Price           to Call       See Note 1
- --------------------------------------------------------------------------------------------------------------------------------
Call Options Purchased--0.1%
- --------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.25%, 5/15/04 (Cost $292,187)                             Aug./$ 100.4375      22,000        $     140,932

- --------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $309,930,832)                                                        98.9%         310,832,409
- --------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         1.1            3,455,036
                                                                                                     ------        -------------
Net Assets                                                                                            100.0 %      $ 314,287,445


1. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as prepayment rates rise.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities are subject to the risk of accelerated principal paydowns as interest rates decline. The principal amount represents the notional amount on which current interest is calculated.

3. When-issued security to be delivered and settled after June 30, 1994.

4. Securities with an aggregate market value of $10,515,619 are held in escrow to cover initial margin requirements on open interest rate futures sales contracts, as follows:


Type of Contract                                                                             Number of Contracts       Face Amount
- ----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 9/94                                                                                     100       $10,000,000

The market value of the open contracts was $10,342,188 at June 30, 1994, with a net unrealized loss of $84,375.

5. Securities with an aggregate market value of $28,631,101 are held in escrow to cover outstanding call options, as follows:

                                                            Shares Subject   Expiration    Exercise     Premium        Market Value
                                                            to Call          Date          Price        Received       See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                          30,000           8/94          $99.375      $290,625       $150,000

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities  June 30, 1994


Assets

Investments, at value (cost $309,930,832)--see accompanying statement                                            $310,832,409
- -----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                  101,565
Receivables:
Investments sold                                                                                                   50,509,259
Shares of beneficial interest sold                                                                                  4,039,457
Interest and principal paydowns                                                                                     3,073,764
- -----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  37,755
                                                                                                                 ------------
Total assets                                                                                                      368,594,209

Liabilities

Options written, at value (premiums received $290,625)--see accompanying statement--Note 5                            150,000
Unrealized depreciation on forward contracts                                                                           84,375
Payables and other liabilities:
Investment purchased                                                                                               47,631,172
Shares of beneficial interest redeemed                                                                              6,029,922
Distribution and service plan fees--Note 4                                                                            196,867
Other                                                                                                                 214,428
                                                                                                                 ------------
Total liabilities                                                                                                  54,306,764

Net Assets                                                                                                       $314,287,445
                                                                                                                 ============

Composition of
Net Assets

Paid-in capital                                                                                                  $334,477,570
- -----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                   149,269
- -----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions and written option transactions                        (21,297,221)
- -----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments--Note 3                                                                    957,827
                                                                                                                 ------------
Net assets                                                                                                       $314,287,445
                                                                                                                 ============

Net Asset Value
Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$310,026,529 and 33,684,502 shares of beneficial interest outstanding)                                                  $9.20
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                                             $9.66

Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $4,260,916 and 463,512 shares of beneficial interest outstanding)                                                    $9.19

See accompanying Notes to Financial Statements.

Statement of Operations  For the Year Ended June 30, 1994


Investment Income
Interest                                                                                                          $27,701,376

Expenses

Management fees--Note 4                                                                                             2,515,934
- -----------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A--Note 4                                                                                                       863,331
Class C--Note 4                                                                                                        12,509
- -----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                                 303,755
- -----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                   156,383
- -----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                            61,792
- -----------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                            57,770
- -----------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                32,424
- -----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees--Class C                                                                                   1,542
- -----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  77,714
                                                                                                                  -----------
Total expenses                                                                                                      4,083,154

Net Investment Income                                                                                              23,618,222

Realized and Unrealized
Loss on Investments

Net realized loss on investments                                                                                  (11,210,170)
- -----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                              (15,469,786)
Net realized and unrealized loss on investments                                                                   (26,679,956)
Net Decrease in Net Assets Resulting From Operations                                                              $(3,061,734)
                                                                                                                  ===========



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets


                                                                                         Year Ended June 30,
                                                                                         1994                   1993
- ---------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                                    $ 23,618,222         $  27,729,894
- ---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and options written                               (11,210,170)            4,056,978
- ---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                      (15,469,786)            5,024,826
                                                                                         ------------         -------------
Net increase (decrease) in net assets resulting from operations                            (3,061,734)           36,811,698

Dividends to
Shareholders

Dividends from net investment income:
Class A ($.634 and .678 per share, respectively)                                          (21,966,741)          (27,733,632)
Class C ($.329 per share)                                                                     (76,280)                   --
Dividends in excess of net investment income:
Class A ($.012 per share)                                                                    (418,629)                   --
Tax return of capital distribution:
Class A ($.034 per share)                                                                  (1,145,537)                   --

Beneficial Interest
Transactions

Net decrease in net assets resulting from Class A
beneficial interest transactions--Note 2                                                  (44,398,318)         (24,025,195)
- ---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class C
beneficial interest transactions--Note 2                                                    4,438,932                   --

Net Assets

Total decrease                                                                            (66,628,307)         (14,947,129)
- ---------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                         380,915,752          395,862,881
                                                                                         ------------         ------------
End of year (including undistributed net investment
income of $149,269 and $576,358, respectively)                                           $314,287,445         $380,915,752
                                                                                         ============         ============

See accompanying Notes to Financial Statements.

Financial Highlights

                              Class A                                                                                Class C
                              -----------------------------------------------------------------------------------------------
                              Year                                                                                   Period
                              Ended                                                                                  Ended
                              June 30,                                                                               June 30,
                              1994     1993     1992      1991     1990    1989     1988     1987    1986(3) 1985(2) 1994(1)
- -----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning
of period                       $9.95    $9.73    $9.25    $9.24    $9.54    $9.59    $9.77   $10.17  $ 10.00  $10.00 $9.83
- -----------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income             .67      .68      .69      .83      .90      .91      .90      .84      .94     .77   .33
Net realized and unrealized
gain (loss) on investments,
options written                  (.74)     .22      .48      .02     (.32)    (.05)    (.18)    (.33)     .38      --  (.64)
                              -------  -------  -------   ------   ------  -------  -------  -------  -------  ------  ----
Total income (loss) from
investment operations            (.07)     .90     1.17      .85      .58      .86      .72      .51     1.32     .77  (.31)
- -----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                (.64)    (.68)    (.69)    (.84)    (.88)    (.91)    (.90)    (.85)    (.93)   (.77) (.33)
Dividends in excess of net
investment income                (.01)      --       --       --       --       --       --       --       --      --    --
Distributions from net
realized gain on investments
and options written                --       --       --       --       --       --       --     (.06)    (.22)     --    --
Tax return of capital
distribuiton                     (.03)      --       --       --       --       --       --       --       --      --    --
                              -------  -------  -------   ------   ------  -------  -------  -------  -------  ------  ----
Total dividends and
distributions to shareholders    (.68)    (.68)    (.69)    (.84)    (.88)    (.91)    (.90)    (.91)   (1.15)   (.77) (.33)
- -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end
of period                       $9.20    $9.95    $9.73    $9.25    $9.24    $9.54    $9.59    $9.77  $ 10.17 $ 10.00 $9.19


Total Return, at Net
Asset Value(4)                  (1.17)%   9.55%   13.05%    9.53%    6.34%    9.51%    7.78%    5.54%   14.95%    --  (3.12)%
- -----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)               $310,027 $380,916 $395,863 $342,220 $264,728 $232,593 $203,857 $216,306 $160,389 $7,798$4,261
- -----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)               $355,698 $401,789 $376,532 $299,144 $253,085 $210,060 $197,834 $207,557 $98,004  $7,724$2,173
- -----------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period
(in thousands)                 33,685   38,279   40,697   36,987   28,650   24,393   21,252   22,146  15,767     780    464
- -----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income            6.61%    6.90%    7.23%    8.93%    9.60%    9.65%    9.36%  8.73% 9.77% 7.77%5.97%(6)
Expenses                         1.14%    1.17%    1.17%    1.19%    1.16%    1.19%    1.13%     .99%    .56%   1.47%
1.96%(6)
- -----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)      139.5%    96.8%   207.8%   133.9%   125.5%    76.9%   141.3%   263.0%  366.9%   -- 139.5%

1. For the period from December 1, 1993 (inception of offering) to June
30, 1994.

2. All number of shares and per share data have been restated to reflect a 1 for 10 stock split effective August 16, 1985.

3. For the period from August 16, 1985 to June 30, 1986.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Purchases and sale of investment securities (excluding short-term securities) for the year ended June 30, 1994 were $495,481,969 and $550,946,645, respectively.

6. Annualized.

See accompanying Notes to Financial Statements.


Notes to Financial Statements

1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued by averaging the mean between the bid and asked prices obtained from two active market makers in such securities. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. A call option is valued based upon the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund maybe delayed or imited.

Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses reallocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required. At June 30, 1994, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $11,875,000, $3,330,000 of which will expire in 1998, $7,358,000 in 1999 and $1,187,000 in 2002.

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1994, a provision of $22,650 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $122,000 at June 30, 1994. No payments have been made under the plan.

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Change in Accounting for Distributions to Shareholders. Effective July 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to June 30, 1993, amounts have been reclassified to reflect a decrease in paid-in capital of $171,227, a decrease in undistributed net investment income of $391,297, and an increase in undistributed capital gain on investments of $562,524. During the year ended June 30, 1994, in accordance with Statement of Position 93-2, undistributed net investment income has been decreased by $46,827, paid-in capital has been decreased by $1,145,537 and undistributed capital gain has been increased by $1,192,364.


Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended June 30, 1994(1)            Year Ended June 30, 1993
                                 ------------------------------         ----------------------------------
                                 Shares           Amount                Shares              Amount
- ----------------------------------------------------------------------------------------------------------
Class A:
Sold                               6,237,904      $  60,979,282          10,114,092         $  99,121,952
Dividends reinvested               1,913,674         18,566,281           2,059,182            20,214,713
Redeemed                         (12,746,027)      (123,943,881)        (14,590,989)         (143,361,860)
                                 -----------      -------------         -----------         -------------
Net decrease                      (4,594,449)     $ (44,398,318)         (2,417,715)        $ (24,025,195)


- ----------------------------------------------------------------------------------------------------------
Class C:
Sold                                 531,550      $   5,070,299                  --         $          --
Dividends reinvested                   5,284             49,363                  --                    --
Redeemed                             (73,322)          (680,730)                 --                    --
                                 -----------      -------------         -----------         -------------
Net increase                         463,512      $   4,438,932                  --         $          --


1. For the year ended June 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to June 30, 1994 for Class C shares.

3. Unrealized Gains and Losses on Investments and Options Written

At June 30, 1994, net unrealized appreciation on investments and options written of $957,827 was composed of gross appreciation of $5,714,596, and gross depreciation of $4,756,769.

4. Management Fees and Other Transactions With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .75% on the first $200 million of net assets, .70% on the next $200 million,
 .65% on the next $400 million and .60% on net assets in excess of $800 million.

Effective January 1, 1994, Oppenheimer Management Corporation (the "Manager") voluntarily reduced the management fees to provide for an annual fee of .70% on the first $200 million of net assets, .65% on the next $200 million, .60% on the next $400 million and .55% on net assets in excess of $800 million.

Effective July 1, 1994, Oppenheimer Management Corporation (the
``Manager'') will voluntarily reduce the management fees to provide for an annual fee of .65% on the first $200 million of net assets, .60% on the next $200 million, .55% on the next $400 million and .50% on net assets in excess of $800 million.

The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

         For the year ended June 30, 1994, commissions (sales charges paid by investors) on sales of Class A shares totaled $876,525, of which $282,424 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended June 30, 1994, OFDI received contingent deferred sales charges of $3,250 upon redemption of Class C shares.

         Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

         Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the year ended June 30, 1994, OFDI paid $56,187 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained $12,509 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

5. Call Option Activity

Call option activity for the year ended June 30, 1994 was as follows:

                                                                                    Number            Amount of
Call Option Activity                                                              of Options          Premiums
- ---------------------------------------------------------------------------------------------------------------
Options outstanding at June 30, 1993                                                      --          $      --
- ---------------------------------------------------------------------------------------------------------------
Options written                                                                       30,000            290,625
- ---------------------------------------------------------------------------------------------------------------
Options expired prior to exercise                                                         --                 --
- ---------------------------------------------------------------------------------------------------------------
Options exercised                                                                         --                 --
                                                                                      ------          ---------
Options outstanding at June 30, 1994                                                  30,000          $ 290,625
                                                                                      ======          =========


Appendix A

Description of Securities Ratings

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond ratings:

Standard & Poor's describes its four highest ratings for corporate debt as follows:

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal.

Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-1


A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Appendix B

Industry Classifications



Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048

Transfer and Shareholder Servicing  Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      Citibank, N.A.
      399 Park Avenue
      New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen Shalov & Wein
      114 West 47th Street
      New York, New York  10036

Oppenheimer Mortgage Income Fund
Prospectus dated January 24, 1995


   Oppenheimer Mortgage Income Fund (the "Fund") is a mutual fund with the investment objective of seeking high current income, preservation of capital and maintenance of liquidity through investment in mortgage-backed securities, whether or not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and investment in income producing securities not secured by mortgages on real estate, including asset-backed securities. The securities the Fund invests in are described more completely in "Investment Objective and Policies." That section of the Prospectus also explains some of the risks of those investments.

   The Fund offers two classes of shares: (1) Class A shares, which are sold at a public offering price that includes a front-end sales charge, and (2) Class B shares, which are sold without a front-end sales charge, although you may pay a sales charge when you redeem your shares, depending on how long you hold them. Class B shares are also subject to an annual "asset-based sales charge." Each class of shares bears different expenses. In deciding which class of shares to buy, you should consider how much you plan to purchase, how long you plan to keep your shares, and other factors discussed in "How to Buy Shares" starting on page 17.

   This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 24, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

Page

          About the Fund

          Expenses
          Overview of the Fund
          Financial Highlights
          Investment Objective and Policies
          How the Fund is Managed
          Performance of the Fund

          About Your Account

          How to Buy Shares
          Class A Shares
          Class B Shares
          Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
          How to Sell Shares
          By Mail
          By Telephone
          By Wire
          By Checkwriting
          How to Exchange Shares
          Shareholder Account Rules and Policies
          Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

   The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

   - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 17 through 27, for an explanation of how and when these charges apply.

                              Class A      Class B
                              Shares       Shares

Maximum Sales                 4.75%        None
Charge on Purchases
(as a % of offering price)

Sales Charge on               None         None
Reinvested Dividends

Deferred Sales Charge         None(1)      5% in the first year,
(as a % of the lower of                    declining to 1%
the original purchase                      in the sixth year
price or redemption                        and eliminated
proceeds)                                  thereafter

Redemption Fee                None (2)     None (2)

Exchange Fee                  $5.00(3)     $5.00(3)

(1) If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.
(2) There is a $15 transaction fee for redemptions paid by Federal Funds wire, but not for redemption proceeds wired by Automated Clearing House ("ACH") funds or paid by check. See "How to Sell Shares."
(3) Fee is waived for automated exchanges, as described in "How to Exchange Shares."

     - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "Management Fees" shown in the table below have been restated to reflect a voluntary reduction in the Fund's management fees. The fee was reduced by .05% effective January 1, 1994, and by an additional .05% effective July 1, 1994. Without such a reduction, the Fund's management fees would have been .75% and .75% for Class A and Class B shares, respectively, and "Total Fund Operating Expenses" would have been 1.27% and 1.98% for Class A and Class B shares, respectively. See "How the Fund Is Managed" for additional information. The 12b-1 Distribution Plan Fees for Class A shares are service fees. For Class B shares the 12b-1 Distribution Plan Fees are service fees and asset-based sales charges. The service fee for each class is a maximum of 0.25% of average annual net assets of the class and the asset-based sales charge for Class B shares is 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                                    Class A       Class B
                                    Shares        Shares

Management Fees
(Restated)                           .70%          .70%

12b-1 Distribution Plan Fees         .25%         1.00%

Other Expenses                       .27%          .23%
Total Fund Operating

Expenses (Restated)                 1.22%         1.93%


    - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                     1 year     3 years    5 years    10 years*

Class A Shares       $59        $84        $111       $188
Class B Shares       $70        $91        $124       $190

    If you did not redeem your investment, it would incur the dollowing expenses:

Class A Shares       $59        $84        $111       $188
Class B Shares       $20        $61        $104       $190

* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Long term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

    These examples show the effect of the current level of expenses on an investment attaining a hypothetical return, but are not meant to state or predict actual or expected expenses or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

    Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

    - What Is The Fund's Investment Objective? The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity.

    - What Does the Fund Invest In? In seeking its objective, the Fund primarily invests in mortgage-backed securities, whether or not issued by the U.S. Government, its agencies or instrumentalities. The Fund can also invest in income producing securities not secured by mortgages on real estate, including asset-backed securities and participation interests and government debt obligations. The Fund may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including derivative investments, to try to manage investment risks.
These investments are more fully explained in "Investment Objective and Policies," starting on page 7.

    - Who Manages the Fund? The Fund's investment adviser is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $28 billion in assets. The Fund's portfolio manager, who is an officer of the Manager and primarily responsible for the selection of the Fund's securities, is Eva Zeff. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser. Please refer to "How the Fund is Managed," starting on page 13 for more information about the Manager and its fees.

    - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in mortgage-backed securities and other income producing securities are subject to changes in their value from a number of factors such as changes in general bond market movements, unscheduled or early payment of principal and interest on the underlying mortgages, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 7 for a more complete discussion.

    - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 17 for more details.

    - Will I Pay a Sales Charge to Buy Shares? The Fund has two classes of shares. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. There is also an annual asset-based sales charge on Class B shares. Please review "How To Buy Shares" starting on page 17 for more details, including a discussion about which class may be appropriate for you.

    - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your Fund account, or by wire to a previously designated bank account. Please refer to "How To Sell Shares" on page 25.

    - How Has the Fund Performed? The Fund measures its performance by quoting its "standardized" yield, total return, and average annual total return which measure historical performance. The yield and returns of the fund can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page 16. Please remember that past performance does not guarantee future results.

Financial Highlights

    The table on this page presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994 is included in the Statement of Additional Information.

                               CLASS A
                               -------------------------------------------------------------------------------------
                               YEAR ENDED
                               SEPTEMBER 30,
                               1994      1993      1992      1991      1990      1989      1988      1987    1986(2)
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period                    $14.20    $14.14    $13.70    $13.18    $13.24    $13.41    $13.14    $14.39    $14.29
Income (loss) from
 investment operations:
Net investment income            .94       .92       .97      1.11      1.22      1.23      1.33      1.29       .07
Net realized and
 unrealized gain
 (loss) on investments         (1.04)      .07       .45       .52      (.05)     (.20)      .21     (1.16)      .03
                              ------    ------    ------    ------    ------    ------    ------    ------    ------
Total income (loss) from
 investment operations          (.10)      .99      1.42      1.63      1.17      1.03      1.54       .13       .10
- --------------------------------------------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net
 investment income              (.95)     (.93)     (.98)    (1.11)    (1.23)    (1.20)    (1.27)    (1.38)       --
Dividends in excess of net
 investment income              (.01)       --        --        --        --        --        --         --       --
Tax return of capital
 distribution                   (.04)       --        --        --        --        --        --         --       --
                              ------    ------    ------    ------    ------    ------    ------     ------   ------
Total dividends and
 distributions to
 shareholders                  (1.00)     (.93)     (.98)    (1.11)    (1.23)    (1.20)    (1.27)     (1.38)      --
- --------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period                    $13.10    $14.20    $14.14    $13.70    $13.18    $13.24    $13.41     $13.14   $14.39

TOTAL RETURN, AT NET ASSET
 VALUE(3)                       (.80)%    7.29%    10.69%    12.85%     9.21%     8.12%    12.09%       .87%     .70%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)              $78,602   $93,893   $99,579   $91,052   $67,234   $55,483   $59,835    $55,085   $2,746
- --------------------------------------------------------------------------------------------------------------------
Average net assets
 (in thousands)              $85,181   $96,817   $97,712   $80,208   $60,699   $57,162   $58,892    $45,099   $2,135
- --------------------------------------------------------------------------------------------------------------------
Number of shares
 outstanding
 at end of period
 (in thousands)                5,999     6,610     7,042     6,648     5,102     4,191     4,462      4,191      191
- --------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
Net investment income           7.21%     6.49%     6.92%     8.22%     9.12%     9.24%     8.93%      9.81%   11.16%(4)
Expenses                        1.22%     1.39%     1.40%     1.29%     1.22%     1.38%     1.12%       .26%      --%(4)
- --------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)      78.4%    142.7%    144.6%    103.7%     47.9%     82.2%     96.0%     184.4%     0.0%


                               CLASS B
                               -----------------
                               YEAR ENDED
                               SEPTEMBER 30,
                               1994      1993(1)
================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period                     $14.21     $14.14
- ------------------------------------------------
Income (loss) from
 investment operations:
Net investment income             .90        .28
Net realized and
 unrealized gain
 (loss) on investments          (1.12)       .11
                               ------     ------
Total income (loss) from
 investment operations           (.22)       .39
- ------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net
 investment income               (.84)      (.32)
Dividends in excess of net
 investment income               (.01)        --
Tax return of capital
 distribution                    (.04)        --
                               ------     ------
Total dividends and
 distributions to
 shareholders                    (.89)      (.32)
- ------------------------------------------------
Net asset value, end
 of period                     $13.10     $14.21
                               ======     ======

================================================
TOTAL RETURN, AT NET ASSET
 VALUE(3)                       (1.62)%     2.96%

================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                $2,721     $1,176
- ------------------------------------------------
Average net assets
 (in thousands)                $1,951       $463
- ------------------------------------------------
Number of shares
 outstanding
 at end of period
 (in thousands)                   208         83
- ------------------------------------------------
Ratios to average net
 assets:
Net investment income            6.60%      5.29%(4)
Expenses                         1.93%      2.53%(4)
- ------------------------------------------------
Portfolio turnover rate(5)       78.4%     142.7%(4)

(1) For the period from May 17, 1993 (inception of offering) to September 30, 1993.

(2) For the period from September 11, 1986 (commencement of operations) to September 30, 1986.

(3) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(4) Annualized.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $70,145,100 and $74,034,285, respectively.

Investment Objective and Policies

Objective. The Fund invests its assets to seek high current income, preservation of capital and maintenance of liquidity.

Investment Policies and Strategies. The Fund seeks its objective by investing primarily in mortgage-related securities. These mortgage-related securities may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in securities not secured by mortgages on real estate, including asset-backed securities, participation interests, and government debt obligations. The Fund is neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities, and its net asset value may fluctuate in light of changing market conditions.

    Under normal market conditions (when the Manager believes that the securities market is not in a volatile or unstable period) the Fund will invest at least 65% of its total assets in mortgage-related securities, including whole loans and participation mortgages, and securities collateralized by mortgages on real estate. Mortgage-backed securities for purposes of the 65% limitation will include privately issued or guaranteed (and non-guaranteed) mortgage pass-through securities and participation interests, including multi-class pass-through securities, private label collateralized mortgage obligations ("CMO's"), and private-label derivative mortgage-backed securities.

    The Fund may invest up to 35% of its total assets in income producing securities not secured by mortgages on real estate, including asset-backed securities, and participation interests and government debt obligations.

    While it is not a fundamental policy of the Fund, the Fund expects that it will invest no more than 35% of its total assets in debt securities rated below "BBB" by Standard & Poor's Corporation ("Standard & Poor's") or below "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), to be of comparable quality to debt securities rated below "BBB" by Standard & Poor's or below "Baa" by Moody's. Debt securities rated "BBB"/"Baa" or better are referred to as "investment grade."

    The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

    - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

    The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

    - Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the value of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

    - Special Risks of Lower-Rated Securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

    These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments.
The Fund is not obligated to dispose of a bond subsequently downgraded below investment grade. However, if as a result of subsequent downgrades more than 35% of the Fund's total assets were invested in non-investment grade debt securities, the Fund would consider whether, consistent with its investment objective, certain of such investments should be sold.

    - Mortgage-Backed Securities and CMOs. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

    The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect their effective yield. The principal returned may be invested in instruments having a higher or lower yield than the prepaid instruments. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable similar maturities during periods of declining interest rates. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid. As mentioned above, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Due to these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved.

    Private-label pass-through securities may be structured similarly to mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Mae's", which are direct obligations of the U.S. Government, or to those which are guaranteed as to timely or ultimate collection of interest and principal by the Federal National Mortgage Association, a federally-chartered and privately-owned corporation ("FNMA"), or by the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States ("FHLMC"). Alternatively, private-label CMO's may be issued by a single purpose corporation or other entity with no or limited assets beyond the mortgage pool itself. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Derivative or stripped CMO's are structured so that classes of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities (known as "tranches") in sequence. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

    Private-label mortgage-backed securities bear a degree of credit risk, as they are primarily dependent for the timing and certainty of payment upon the attributes of the mortgages in the pool and any additional credit support offered by the issuer or third parties. To compensate for such credit risk they generally offer higher yields than comparable mortgage-backed securities. If the borrower of any of the underlying mortgages has difficulty making scheduled interest or principal payments because of the failure to receive underlying payments or otherwise, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

    As privately issued pass-through type mortgage-backed securities are not guaranteed by a government associated entity such as the GNMA, FNMA or FHLMC, they are commonly offered with certain types of credit enhancements. Credit support may be external or internal. External credit support includes corporate guarantees, pool insurance, bond insurance and letters of credit. External credit support will generally guarantee payment of all losses up to a certain dollar amount or percentage of the pool. Internal credit support includes any equity investment in the issuer not subject to claims of other creditors and any subordinated classes of the mortgage pools. The subordinated class may often absorb all losses before the senior class is at risk. The subordinated class would generally carry a lower rating and offer a higher yield than the senior class. The Fund may invest in subordinated classes rather than senior classes and may invest in securities without credit support or enhancement.

    The Fund may invest in CMOs that are "stripped"; that is, the security is divided into two parts, one which receives some or all of the principal payments and the other which receives some or all of the interest. Stripped securities that receive interest only are subject to increased volatility in price due to interest rate changes, and have the additional risk that if the principal underlying the CMO is prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. See "Mortgage-Backed Securities" in the Statement of Additional Information for more details.

    Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of pass-through securities may decrease, as do the value of other debt securities, but when prevailing interest rates decline, the values of pass-through securities may not be as likely to rise to the same degree as the values of other debt securities because of the pre-payment feature of pass-through securities.

    - Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities described above. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is
passed through to holders, such as the Fund.   These securities are
frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

    - Whole Loan and Participation Mortgages. Unlike mortgage-backed securities, whole loan and participation mortgages generally are not backed by any government guarantee or private credit enhancement. Therefore the adequacy of the underlying collateral as to the value and the priority of the lien as against third party claimants is of greater importance. Neither the Fund nor the Manager expects to participate in the negotiation of the terms of the mortgage with any borrower and, consequently, the Fund is dependent upon third parties to create valid, enforceable loans and mortgages and to establish and maintain the anticipated priority and perfection of the applicable security interests.

    - Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from the banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same issues. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interest primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks.The Fund's investments in whole loan and participation mortgages, participation interests and stripped mortgage-backed securities are subject to the Fund's limitation on investment in illiquid securities. See "Illiquid and Restricted Securities."

    - General. Investments such as whole loan and participation mortgages and certain derivative mortgage-backed securities often have original issue discount or market discount for Federal income tax purposes, and are purchased at a discount. Each year, the Fund would be required to accrue with respect to such securities a portion of the original issue discount or the market discount, which is considered investment company taxable income in that year under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), even though there has been no corresponding distribution of cash to the Fund. In order for the Fund to satisfy income distribution requirements each year under the Internal Revenue Code, the Fund might be forced to liquidate a portion of its portfolio when it would otherwise not do so.

    - Portfolio Turnover. Securities may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields, with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs. If the Fund derives 30% or more of its gross income from the sale of securities held less than three months, the Fund may fail to qualify under the Internal Revenue Code as a regulated investment company and would lose certain beneficial tax treatment of its income (see "Dividends, Capital Gains and Taxes").

Other Investment Techniques and Strategies. The Fund may use the following special investment methods when their use appears appropriate to the Manager. Since certain of these investment methods are speculative, they may subject an investment in the Fund to relatively greater risks and costs than would be the case with an investment in a fund that does not use such methods.

    - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor of the securities fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of the Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

    - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. Although the Fund is subject to the risk of adverse market fluctuation during the period, the Manager does not believe that the Fund's net asset value or income will be significantly adversely affected by its purchase of mortgage-backed securities on a "when-issued" or "delayed delivery" basis.

    - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities (other than in repurchase transactions) to qualified borrowers, dealers and other financial institutions. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets.

    - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

    The Fund may buy and sell options, and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

    Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

    Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). This type of Future is described in "Hedging With Options and Futures
Contracts" in the Statement of Additional Information.

    Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

    The Fund may buy calls only on debt securities, and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). The Fund may write calls on up to 100% of its total assets under certain conditions described below. The Fund may write calls in the "over-the-counter" market on debt securities on up to 10% of its total investments.

    The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to
(1) debt securities (whether or not it holds such securities in its portfolio ) or (2) Interest Rate Futures. The Fund may sell puts on debt securities covered by segregated liquid assets and may sell a put that it previously purchased.

    The Fund may buy and sell puts and calls on if certain conditions are met: (1) Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ) or, in the use of debt securities, traded in the over-the-counter market; (2) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (3) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (4) not more than 50% of the Fund's assets may be subject to puts; and (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

    Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

    Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

    Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. There are certain risks in writing calls. If a covered call written by the Fund on an investment has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In addition, the Fund could experience capital losses that might cause previously distributed short-term capital gains to be re-characterized as non-taxable return of capital to shareholders. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. The principal risks relating to the use of Futures are: (a) possible imperfect correlation between the prices of the Futures and the market value of the debt securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a Futures position; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on Futures resulting from market movements not anticipated by the Manager. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

    - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

    - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option or future. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Writing Covered Calls" and "Hedging with Options and Futures Contracts").

    One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities".

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) invest in securities (except those of the U.S. Government or any of its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would then own more than 10% of that issuer's voting securities; (2) make loans, except through the purchase of portfolio securities subject to repurchase agreements or as described above under "Loans of Portfolio Securities"; (3) borrow money in excess of 10% of the value of its total assets (and then only as a temporary measure for emergency purposes) or make any investment at a time during which such borrowing exceeds 5% of the value of its assets; (4) pledge, mortgage or hypothecate any of its assets to secure a debt; such prohibition does not bar the Fund from escrow arrangements for options trading or collateral or margin arrangements in connection with hedging instruments approved by the Board; (5) invest more than 10% of its assets in securities subject to repurchase agreements maturing in more than seven days, securities which are restricted as to resale, illiquid securities (those not readily convertible to cash) and securities for which market quotations are not readily available; or (6) concentrate investments to the extent of 25% of its assets in any industry; there is no limitation on obligations issued by the U.S. Government and its agencies or instrumentalities.

    All of the percentage limitations described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

    The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

    The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares, Class A and Class B. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

    The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 1.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

    - Portfolio Manager. The Portfolio Manager of the Fund is Eva A. Zeff. She is an Assistant Vice President of the Manager. She has been the person principally responsible for the day-to-day management of the Fund's portfolio since April 1992. During the past five years, Ms. Zeff has also served as an officer and portfolio manager for other OppenheimerFunds, prior to which she was a Securities Analyst for the Manager and an Assistant Portfolio Manager for National Securities and Research Corp., an investment adviser.

    - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.70% of the next $200 million, 0.65% of the next $400 million, and 0.60% of net assets in excess of $800 million. The Manager has voluntarily reduced the management fee by reducing the rate at each breakpoint by 0.10%. The Fund's management fee for its last fiscal year was 0.70% of average annual net assets for both its Class A and Class B shares, which may be higher than the rate paid by some other mutual funds.

    The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

    There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

    - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

    - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "standardized yield," "total return" and "average annual total return" to
illustrate its performance.   The performance of each class of shares is
shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

    It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

    - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields and dividend yields for Class B shares do not reflect the deduction of the contingent deferred sales charge.

    - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

    When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    - Management's Discussion of Performance. During the past fiscal year, the Fund's performance was affected by the Federal Reserve's aggressive moves to raise short-term interest rates. As interest rates rose, the bond markets declined. The impact on the Fund, however, was tempered by two factors. First, as interest rates rose, mortgage prepayments slowed substantially, causing the values of mortgage-backed securities to stabilize. Second, the Manager emphasized investment in private label mortgage-backed issues. These securities provide high yields and are less sensitive to changing interest rates than other types of mortgage-backed securities. Finally, the Manager decreased the Fund's "duration", a technical measure of sensitivity to interest rate changes, which helped limit the impact of higher rates on the Fund.

    - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1994. In the case of Class A shares, performance is measured since the commencement of the Fund's operations on September 11, 1986, and in the case of Class B shares, since the public offering of the Class on May 17, 1993. In both cases, all dividends and capital gains distributions were reinvested in additional shares. The graph reflects the deduction of the 4.75% current maximum initial sales charge on Class A shares and the maximum 5% contingent deferred sales charge on Class B shares.

    The Fund's performance is compared to the performance of The Lehman Aggregate Bond Index and the Lehman Mortgage-Backed Securities Index. The Lehman Aggregate Bond Index is an unmanaged index of investment grade bond issues and mortgage-backed securities, and is widely regarded as a measure of the performance of the general fixed-rate investment grade debt market. The Lehman Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the GNMA, FHLMC and a FNMA and is widely recognized as a measure of the performance of the mortgage-backed securities market, the market in which the Fund principally invests. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The Fund's return reflects the deduction of the current maximum sales charge of 4.75% and includes reinvestment of all dividends and capital gains distributions, but does not consider taxes.

Oppenheimer Mortgage Income Fund
Comparison of Change in Value
of a $10,000 Hypothetical Investment to The
Lehman Aggregate Bond Index and
The Lehman Mortgage-Backed Securities Index

(Graph)
Past performance is not predictive of future performance.


Average Annual Total Returns          Cumulative Total Return
of the Fund at 9/30/94                          of the Fund at 9/30/94

A Shares1-Year    5-YearLifeB Shares  1 Year       Life :
        (5.51)%        6.70%6.83%                  (6.23)%      (1.77)%

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

    - Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge, which will vary depending on the amount you invested. Sales charges are described below.

    - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

    In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A and B, considering the effect of the annual asset-based sales charge on Class B expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different.

    - How Long Do You Expect to Hold Your Investment? The Fund is designed for long-term investment. While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you invest.

    - How Much Do You Plan to Invest? If you plan to invest a substantial amount over the long term, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher expenses on Class B, for which no initial sales charge is paid. Additionally, dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by Class B, such as the asset-based sales charge described below.

    In general, if you plan to invest less than $100,000, Class B shares may be more advantageous than Class A shares, using the assumptions in our hypothetical example. However, if you plan to invest more than $100,000 (not only in the Fund, but possibly in other OppenheimerFunds as well), then Class A shares generally will be more advantageous than Class B, because of the effect of the reduction of initial sales charges on larger purchases of Class A shares (described in "Reduced Sales Charges for Class A Share Purchases," below). That is also the case because the annual asset-based sales charge on Class B shares will have a greater impact on larger investments than the initial sales charge on Class A shares because of the reductions of initial sales charge available for larger purchases.

    For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $1 million or more of Class B shares from a single investor.

    Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

    - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B shareholders (such as Checkwriting), or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Also, because not all OppenheimerFunds currently offer Class B shares, and because exchanges are permitted only to the same class of shares in other OppenheimerFunds, you should consider how important the exchange privilege is likely to be for you.

    - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than another class. It is important that investors understand that the purpose of the Class B contingent deferred sales charge and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

         With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds
(a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

    - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A or Class B shares. If you do not choose, your investment will be made in Class A shares.

    - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

    - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

    - Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

    - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds, and to transmit dividends and distributions.

    Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange which is normally three days after the ACH transfer is initiated. If such Federal Funds are received after that time, dividends will begin to accrue on the next business day after such Federal Funds are received. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

    - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

    - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

    If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                            Front-End Sales Charge        Commission as
                            As a Percentage of:               Percentage of
Amount of Purchase     Offering Price     Amount Invested Offering Price
_________________________________________________________________________________
Less than $50,000           4.75%          4.98%          4.00%

$50,000 or more but
less than $100,000          4.50%          4.71%          3.75%

$100,000 or more but
less than $250,000          3.50%          3.63%          2.75%

$250,000 or more but
less than $500,000          2.50%          2.56%          2.00%

$500,000 or more but
less than $1 million        2.00%          2.04%          1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

    - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more OppenheimerFunds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

    If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

    In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


    No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

    - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

    - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A shares you purchase for your individual accounts, or jointly, or on behalf of your children who are minors, under trust or custodial accounts. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

    Additionally, you can add together current purchases of Class A shares of the Fund and other OppenheimerFunds. You can also include Class A shares of OppenheimerFunds you previously purchased subject to a sales charge, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

    - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares of the Fund and other OppenheimerFunds during a 13-month period at the reduced sales charge rate that applies to the total amount of the intended purchases. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

    - Waivers of Class A Sales Charges. No sales charge is imposed on sales of Class A shares to the following investors: (1) the Manager or its affiliates; (2) present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees; (3) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (4) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); (6) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; and (7) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

    Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, or (b) purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor, (c) purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or (d) purchased and paid for with the redemption proceeds of shares of a mutual fund other than a money market fund or another fund managed by the Manager or any of its affiliates (this waiver must be requested when you or your dealer places the order for your shares, and the Distributor may require evidence of qualification for this waiver). There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

    The contingent deferred sales charge does not apply to purchases of Class A shares at net asset value described above and is also waived if shares are redeemed in the following cases: (1) retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"), (2) returns of excess contributions made to Retirement Plans, (3) Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, and (5) if, at the time an order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer in writing agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (with no further commission payable if the shares are redeemed within 18 months of purchase).

    - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

    Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers.

    The Class A Plan has the effect of increasing annual expenses of Class A shares of the Fund by up to 0.25% of the class's average annual net assets from what the expenses would otherwise be.

Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                           Contingent Deferred Sales Charge
Years Since Beginning of Month In     on Redemptions in that Year
Which Purchase Order Was Accepted     (As % of Amount Subject to Charge)
0 - 1                                      5.0%
1 - 2                                      4.0%
2 - 3                                      3.0%
3 - 4                                      3.0%
4 - 5                                      2.0%
5 - 6                                      1.0%
6 and following                            None

    In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

    - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue
Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans, and (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

    The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares sold to the Manager or its affiliates;
(ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; and (iv) shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

    - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class
B Shares" in the Statement of Additional Information.

    - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

    The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

    The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

    The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $136,845 (equal to 5.03% of the Fund's net assets represented by Class
B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

    AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

    - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

    - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

    - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

    - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

    - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

    - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

    - Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Fund shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Fund shares that you purchased with an initial sales charge. It also applies to shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

    - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

    - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

    - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

    - Pension and Profit-Sharing Plans for self-employed persons and other employers

    Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

    You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege, by wire or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

    - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

    - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

    - You wish to redeem more than $50,000 worth of shares and receive a check
    - A redemption check is not payable to all shareholders listed on the account statement
    - A redemption check is not sent to the address of record on your statement
    - Shares are being transferred to a Fund account with a different owner or name
    - Shares are redeemed by someone other than the owners (such as an Executor)

    - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

    -    Your name
    -    The Fund's name
    -    Your Fund account number (from your statement)
    -    The dollar amount or number of shares to be redeemed
    -    Any special payment instructions
    -    Any share certificates for the shares you are selling, and
    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Send courier or Express Mail requests to:
   Oppenheimer Shareholder Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   Oppenheimer Shareholder Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

    -    To redeem shares through a service representative, call 1-800-852-
8457
    -    To redeem shares automatically on PhoneLink, call 1-800-533-3310

    Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

    - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

    - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048. There is a $15 fee for each wire.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

    - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
    - Checkwriting privileges are not available for accounts holding Class B shares or Class A shares that are subject to a contingent deferred sales charge.
    - Checks must be written for at least $100.
    - Checks cannot be paid if they are written for more than your account value.
    Remember: your shares fluctuate in value and you should not write a check close to the total account value.
    - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
    - Don't use your checks if you changed your Fund account number.

    The Fund will charge a $10 fee for any check that is not paid because
(1) the owners of the account told the Fund not to pay the check, or (2) the check was for more than the account balance, or (3) the check did not have the proper signatures, or (4) the check was written for less than $100.

How to Exchange Shares

    Shares of the Fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. A $5 service fee will be deducted from the fund account you are exchanging into to help defray administrative costs. That charge is waived for automated exchanges made by brokers on Fund/SERV and for automated exchanges between already established accounts on PhoneLink described below. To exchange shares, you must meet several conditions:

    - Shares of the fund selected for exchange must be available for sale in your state of residence
    - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
    - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
    - You must meet the minimum purchase requirements for the fund you purchase by exchange
    - Before exchanging into a fund, you should obtain and read its prospectus

    Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A shares and Class B or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

    Exchanges may be requested in writing or by telephone:

    - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

    - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

    You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

    There are certain exchange policies you should be aware of:

    - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of portfolio securities at a time or price disadvantageous to the Fund.

    - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

    - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

    - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

    - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

    - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

    - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

    - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

    - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

    - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class B shares. Therefore, the redemption value of your shares may be more or less than their original cost.

    - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

    - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

    - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

    - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class B shares.

    - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same surname and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A and Class
B shares from net investment income, if any, on each regular business day. Daily dividends accrued since the prior dividend payment will normally be paid to shareholders on or about the last business day of the month (or such other day as the Board may determine). It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B shares because expenses allocable to Class B shares will generally be higher.

    The Fund's dividends and distributions may also be subject to state and local taxes. Interest from securities issued by the U.S. Government may be exempt from income taxation by some state and local governments, although interest from obligations which are merely guaranteed by the U.S. Government or one of its agencies (such as Ginnie Mae) may not be entitled to this exclusion, and will therefore be separately identified when tax information is made available by the Fund. Further information is contained in the Statement of Additional Information.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

    - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
    - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
    - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
    - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Since the Fund's income is expected to be derived from interest rather than dividends, dividends paid by the Fund are not expected to be eligible for the dividends-received deduction for corporations. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER MORTGAGE INCOME FUND

    Graphic material included in Prospectus of Oppenheimer Mortgage Income
Fund: "Comparison of Total Return of Oppenheimer Mortgage Income Fund with The Lehman Aggregate Bond Index and The Lehman Mortgage-Backed Securities Index - Change in Value of a $10,000 Hypothetical Investment"

A linear graph will be included in the Prospectus of Oppenheimer Mortgage Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in (i) Class A shares of the Fund during each of the Fund's fiscal years since the commencement of the Fund's operations (September 11, 1986) and (ii) Class B shares of the Fund since the first public offering of Class B shares on May 17, 1993 to September 30, 1994, in each case comparing such values with the same investments over the same time periods with The Lehman Aggregate Bond Index and The Lehman Mortgage-Backed Securities Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Aggregate Bond Index and The Lehman Mortgage-Backed Securities Index, is set forth in the Prospectus under "How has the Fund Performed- Management's Discussion of Performance."

Class A shares

   Fiscal Year           Oppenheimer      Lehman Aggregate Lehman Mortgage-
   (Period) Ended        Mortgage Income FundBond Index    Backed Securities Index
   09/11/86*$ 9,525      $10,000          $10,000
   09/30/86$ 9,592(1)    $10,006          $ 9,901
   09/30/87$ 9,675       $10,033          $10,144
   09/30/88$10,844       $11,367          $11,631
   09/30/89$11,725       $12,647          $12,923
   09/30/90$12,806       $13,604                           $14,175
   09/30/91$14,451       $15,779                           $16,487
   09/30/92$15,996       $17,759                           $18,289
   09/30/93$17,161       $19,531          $19,504
   09/30/94$17,024       $18,902          $19,282

Class B shares

   Fiscal Oppenheimer    Lehman Aggregate Lehman Mortgage-
   Period Ended          Mortgage Income FundBond Index    Backed Securities Index

   5/17/93$10,000        $10,000          $10,000
   9/30/93$10,247(2)     $10,447          $10,173
   09/30/94$9,758        $10,111          $10,057

_____________________________
   * The Fund commenced operations on September 11, 1986.
   (1) From commencement of operations (9/11/86) to 9/30/86.
   (2) From commencement of first public offering of Class B shares (5/17/93) to 9/30/93.

Oppenheimer Mortgage Income Fund
Two World Trade Center
New York, New York  10048-0203
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203                     OPPENHEIMER
                                                  Mortgage Income Fund
Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217                         Prospectus and New
1-800-525-7048                                 Account Application
                                               Effective January 24, 1995

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Gordon Altman Butowsky
Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR491 (1/95) * Printed on Recycled Paper            OppenheimerFunds Logo

Oppenheimer Mortgage Income Fund
Two World Trade Center
New York, New York  10048-0203
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203                 OPPENHEIMER
                                              Mortgage Income Fund
Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048                                Prospectus
                                              Effective January 24, 1995
Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Gordon Altman Butowsky
Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR491 (1/95) * Printed on Recycled Paper           OppenheimerFunds Logo

Oppenheimer Mortgage Income Fund

Two World Trade Center, New York, New York  10048-0203
1-800-525-7048

Statement Of Additional Information dated January 24, 1995

     This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 24, 1995. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS
                                                                 Page

About the Fund

Investment Objective and Policies                                2
   Investment Policies and Strategies                            2
   Other Investment Techniques and Strategies                    4
   Other Investment Restrictions                                 12
How the Fund is Managed                                          13
   Organization and History                                      13
   Trustees and Officers of the Fund                             13
   The Manager and Its Affiliates                                17
Brokerage Policies of the Fund                                   19
Performance of the Fund                                          20
Distribution and Service Plans                                   24
About Your Account                                               26
How to Buy Shares                                                26
How to Sell Shares                                               32
How to Exchange Shares                                           36
Dividends, Capital Gains and Taxes                               38
Additional Information About the Fund                            39
Financial Information About the Fund                             40
Independent Auditors' Report                                     40
Financial Statements                                             41
Appendix A                                                       A-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Additional Statement and not otherwise defined herein are defined in the Prospectus.

     --    Asset Backed Securities.  The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individuals.
As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

     -- Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of those government agencies may also issue collateralized mortgage-backed obligations ("CMO's"), discussed below.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security may not be as likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par or at a premium or a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

     The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     --   Collateralized Mortgage-Backed Obligations ("CMOs").  CMOs are
fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     -- Whole Loan and Participation Mortgages. Title to whole loan and participation mortgages in which the Fund may invest may be held in the name of, and enforcement rights may be assigned to, third parties, such as trustees or lead lenders. The Fund cannot assure the adequacy of such third parties to protect the Fund's interests, nor that claims may not be asserted against any such parties that might interfere with enforcement of the Fund's rights. In addition, claims, such as environmental claims, may be assessed against the Fund on account of its position as mortgage holder. Costs and delays may be involved in the effectuation of a foreclosure, and the proceeds after payment of expenses may not satisfy the entire outstanding balance of principal and interest. As a result, while whole loan and participation mortgages generally will have a higher yield than mortgage-backed securities, holders of such interests may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do holders of mortgage-backed securities.
The Fund may also invest in adjustable rate mortgage-related securities ("ARMS"), including classes of derivative CMO's, the rate of interest payable under which varies with a designated rate or index. Because ARM's are frequently issued subject to maximum adjustments during a particular period or during the life of the loan, the mortgage holder may not realize all of the benefit of any particularly rapid or steep increase in interest rates that occurs while the loan is outstanding.

     -- Loan Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing entity, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Manager has set certain creditworthiness standards for issuers of loan participations and monitors their creditworthiness.

Other Investment Techniques and Strategies.

     -- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Management will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the securities purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive payment against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     -- Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the interest paid or the dividends declared on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian or administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     --    Hedging With Options and Futures Contracts. The Fund may use
hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures, (ii) buy puts on such Futures or debt securities, or (iii) write covered calls on debt securities or on Interest Rate Futures. When hedging to attempt to protect against the possibility that the portfolio securities are not fully included in a rise in value of the bond market, the Fund may: (i) buy Interest Rate Futures, or (ii) buy calls on such Futures or debt securities held by it.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     -- Interest Rate Futures.      The Fund may buy Futures relating to
debt securities ("Interest Rate Futures"). An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price to settle the futures transaction, or to enter into an offsetting contract. No monetary amount is paid or received by the Fund on the purchase of an Interest Rate Future.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures call for the delivery of a specific debt security, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All Futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     -- Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Purchasing either a put on Interest Rate Futures or on debt securities it does not own permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an Interest rate Future or debt security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or debt securities move in a similar pattern of the debt securities in the Fund's portfolio.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     --    Writing Covered Calls.  As described in the Prospectus, the
Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may also write calls on Interest Rate Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Interest Rate Futures. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

     -- Writing Put Options. The Fund may write put options on debt securities. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying investment against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying investment, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

     A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one part, the measure of that part's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

     -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     -- Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of Interest Rate Futures will correlate imperfectly with the behavior of cash (i.e. market value) price of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     If the Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's significant investment restrictions are described in the Prospectus. There are additional investment restrictions that the Fund must follow which are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot: (1) invest in commodities or commodity contracts or invest in interests in oil, gas, or other mineral exploration or development programs; however, the Fund may use Hedging Instruments approved by the Board whether or not such Hedging Instruments are considered commodities or commodity contracts; (2) invest in real estate or in interests in real estate, but may purchase readily-marketable securities of issuers holding real estate or interests therein;
(3) purchase securities on margin or make short sales of securities; however, the Fund may make margin deposits in connection with its use of Hedging Instruments approved by the Board; (4) underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act in the resale of any securities held in its own portfolio; or (5) invest or hold securities of any issuer if those officers, trustees and directors of the Fund and its investment adviser owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Fund has undertaken, in connection with the qualification for sale of its shares in certain states, (i) with respect to investment restriction (1) above, not to invest in oil, gas or mineral leases, (ii) with respect to investment restriction (2) above, not to invest in real property, including real estate limited partnerships interests, and (iii) not to invest more than 5% of its net assets in warrants; no more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange. Should its shares no longer be offered in such states, the Fund would not be subject to the foregoing undertakings.

     For purposes of the Fund's policy not to concentrate described under investment restriction number 6 of the Prospectus, the Fund has adopted the Industry Classifications set forth in Appendix A to this Statement of Additional Information.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Time Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based OppenheimerFunds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based OppenheimerFunds as with the Fund. As of December 30, 1994, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the officers listed above, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

     Leon Levy, Chairman of the Board of Trustees; Age 64.
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Leo Cherne, Trustee; Age 82.
     122 East 42nd Street, New York, New York 10168
     Chairman Emeritus of the International Rescue Committee
     (philanthropic organization); formerly Executive Director of The Research Institute of America.

     Robert G. Galli, Trustee; Age 61.*
     Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other OppenheimerFunds and Executive Vice President and General Counsel of the Manager and the Distributor.

     Benjamin Lipstein, Trustee; Age 71.
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and Director of Spy Magazine, L.P.

     Elizabeth B. Moynihan, Trustee; Age 65.
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age. 67.
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding
     company), Dominion Energy,    Inc. (electric power and oil & gas
     producer), Enron-Dominion Cogen Corp. (cogeneration    company),
     Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly
     Chairman of the Board of ICL, Inc.      (information systems), and
     President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

[FN]
     _____________________________________
     * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Edward V. Regan, Trustee; Age 64.
     40 Park Avenue, New York, New York 10016
     President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director or GranCare, Inc.
     (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

     Russell S. Reynolds, Jr., Trustee; Age 63.
     200 Park Avenue, New York, New York 10166
     Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

     Sidney M. Robbins, Trustee; Age 82.
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. and The Malaysia Fund, Inc. (closed-end investment companies); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     Donald W. Spiro, President and Trustee; Age 69.*
     Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

     Pauline Trigere, Trustee; Age 82.
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age 64.
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

     Eva A. Zeff, Vice President and Portfolio Manager; Age 31.
     Assistant Vice President of the Manager; an officer of other
     OppenheimerFunds; previously a Securities Analyst for the Manager, prior to which she was an Assistant Portfolio Manager for National Securities & Research Corp., an Investment Adviser.

[FN]
     _____________________________________
     * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Andrew J. Donohue, Secretary; Age 44.
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

     George C. Bowen, Treasurer; Age 58.
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

     Robert G. Zack, Assistant Secretary; Age 46.
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

     Robert Bishop, Assistant Treasurer; Age 36.
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Resolution Trust Corporation and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age 29.
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     --   Remuneration of Trustees.  The officers of the Fund are
affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Messrs. Galli and Spiro) received the total amounts shown below from all 19 of the New York-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York-based OppenheimerFund), for services in the positions shown:

                                                 Total Compensation From All
Name                  Position                   New York-based OppenheimerFunds1
Leon Levy             Chairman and Trustee       $141,000.00
Leo Cherne            Audit Committee Member and $ 68,800.00
                      Trustee
Edmund T. Delaney     Study Committee Member and $ 86,200.00
                      Trustee2
Benjamin Lipstein     Study Committee Member and $ 86,200.00
                      Trustee
Elizabeth B. Moynihan Study Committee Member3 and$ 60,625.00
                      Trustee
Kenneth A. Randall    Audit Committee Member and $ 78,400.00
                      Trustee
Edward V. Regan       Audit Committee Member3 and$ 56,275.00
                      Trustee
Russell S. Reynolds, Jr.Trustee                  $ 52,100.00
Sidney M. Robbins     Study Committee Chairman,  $122,100.00
                      Audit Committee Vice-Chairman
                      and Trustee
Pauline Trigere       Trustee                    $ 52,100.00
Clayton K. Yuetter    Trustee                    $ 52,100.00
______________________
1    For the 1994 calendar year.
2    Board and committee positions held during a portion of the period shown.
3    Committee position held during a portion of the period shown.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Mr. Delaney, a former trustee retired in October of 1994. The accumulated liability for the Fund's projected benefit obligations under the plan was $27,432 as of September 30, 1994.

     --   Major Shareholders.  As of December 30, 1994, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

The Manager and Its Affiliates.    The Manager is wholly-owned by
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) serve as Trustees of the Fund.

     --   The Investment Advisory Agreement.  The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. During the Fund's fiscal year ended September 30, 1992, the management fee paid by the Fund to the Manager under the prior Investment Advisory Agreement between the Fund and the Manager was $732,555. For the Fund's fiscal years ended September 30, 1993, and 1994, the management fees paid by the Fund to the Manager were $727,679, and $611,316, respectively.

     The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. In addition, the Manager has voluntarily reduced the management fee it collects from the Fund by .10%. The Manager reserves the right to terminate or amend these undertakings at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited

     The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations thereunder, the Manager shall not be liable for any loss sustained in connection with matters to which the Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     --   The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (other than those expenses paid under the Distribution Plan, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the aggregate sales charges on sales of the Fund's Class A shares were $564,700, $401,435, and $237,418 respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $191,265, $132,961, and $75,572 in those respective years. During the Fund's fiscal year ended September 30, 1994, the Distributor retained $2,348 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plan," below.

     --   The Transfer Agent. Oppenheimer Shareholder Services, the Fund's
Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by the Board of Directors.

     Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager and its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures described above. Regardless, brokerage is allocated under the supervision of the Manager's executive orders. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market makers without incurring charges for the services of a broker on its behalf unless it is determined that better price or execution can be obtained by utilizing the services of a broker. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolios or being considered for purchase. The Board, including the "Independent Trustees" (those Trustees who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or the benefit of such services.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class B shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     -- Standardized Yields

     -- Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                 (a-b)    6
          Standardized Yield = 2 ((--- + 1)  - 1)
                                 ( cd)

     The symbols above represent the following factors:

     a =  dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1994, the standardized yields for the Fund's Class A and Class B shares were 7.00% and 6.59%, respectively.

     -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

          Dividend Yield of the Class =

                         Dividends of the Class
          -----------------------------------------------------
          Max. Offering Price of the Class (last day of period)

          divided by Number of days (accrual period) x 365

     The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1994, were 7.83% and 8.22% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1994, was 7.48% when calculated at net asset value.

- --   Total Return Information

     --   Average Annual Total Returns. The "average annual total return"
of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     --   Cumulative Total Returns. The cumulative "total return"
calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended September 30, 1994 were (5.51)%, 6.70% and 6.83%, respectively. The "average annual total returns" on an investment in Class B shares of the Fund for the fiscal year ended September 30, 1994 and for the period from May 17, 1993 (inception of the Class) through September 30, 1994 were (6.23)% and (1.77)%, respectively. The cumulative "total return" on Class A shares for the ten year period ended September 30, 1994 was 70.24%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total returns on Class B shares for the fiscal year ended September 30, 1994 and for the period from May 17, 1993 through September 30, 1994 were (6.23)%and (2.42)%, respectively.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The Fund's total return at net asset value of Class A shares for the one-year period ended September 30, 1994 was (0.80)%. The Fund's total return at net asset value on Class B shares for the fiscal year ended September 30, 1994 was (1.62)%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against
(i) all other funds, (ii) all other U.S. mortgage funds, and (iii) all other U.S. mortgage funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A and Class B shares of the Fund in relation to other corporate bond funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A or Class B shares may be compared with performance for the same period of the Lehman Aggregate Bond Index and the Lehman Mortgage-Backed Securities Index. The Lehman Aggregate Bond Index is an unmanaged index of investment grade debt securities with a maturity of at least one year, consisting of treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is widely regarded as a measure of the performance of the general fixed-rate investment grade debt market. The Lehman Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA and is widely recognized as a measure of the performance of the mortgage-backed securities market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The Fund's return for Class A shares reflects the deduction of the current maximum sales charge of 4.75% and includes reinvestment of all dividends and capital gains distributions, but does not consider taxes.

     Yields and total return information may be useful to investors in reviewing the Fund's performance. The yield and total return of a class' shares are affected by portfolio quality, portfolio maturity, type of investments held and operating expenses. The Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will reimburse the Distributor quarterly for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class B shares, that vote was cast by the Manager as the sole initial holder of Class B shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. The report for the Class B Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no requirement for a minimum amount of the assets.

     For the fiscal year ended September 30, 1994, payments under the Class A Plan totalled $206,668, all of which was paid by the Distributor to Recipients, including $13,423 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

      The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class B shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. Service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and
(ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of .25% of the average daily net asset value of Class B shares held in accounts of the Recipient or its customers. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended September 30, 1994 totalled $19,481, of which the Distributor retained $19,061, and $39 was paid to a dealer affiliated with the Distributor and the remainder was paid to unaffiliated dealers.

     Although the Class B Plan permits the Distributor to retain both the asset-based sales charges and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge) the sales commissions paid to authorized brokers or dealers.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses.
For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

     The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A and Class B Shares. The availability of two classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $1 million or more of Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A and Class B shares of the Fund are determined each day The New York Stock Exchange (the "NYSE") is open, as of the close of the NYSE that day, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the NYSE is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities, and short-term debt securities having a maturity in excess of 60 days are valued at the mean between the bid and asked prices determined by a portfolio pricing service approved by the Board or obtained from active market makers on the basis of reasonable inquiry;
(ii) short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures. In the case of U.S. Government Securities, and all mortgage-backed securities, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of yield, maturity, and other special factors involved. With the approval of the Board, the Manager may employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions. Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Interest Rate Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded or, if there are no sales on the principal exchange, the last sale on any exchange is used. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for such purchase through the ACH system before 4:00 P.M., which is normally 3 days after the ACH transfer is initiated. The Distributor and the Fund are not responsible for any delays. If the Federal Funds are received after 4:00 P.M., dividends will begin to accrue on the next regular business day after such Federal Funds are received.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

     -- The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Time Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     --   Letters of Intent.  A Letter of Intent ("Letter") is the
investor's statement of intention to purchase Class A shares of the Fund (and other eligible OppenheimerFunds) sold with a front-end sales charge during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestments of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to obtain the reduced sales charge rate (as set forth in the Prospectus) applicable to purchases of shares in that amount (the "intended purchase amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     --   Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of the Letter) do not include any shares sold without a front-end sales charge or without being subject to a Class A contingent deferred sales charge unless (for the purpose of determining completion of the obligation to purchase shares under the Letter) the shares were acquired in exchange for shares of one of the OppenheimerFunds whose shares were acquired by payment of a sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other OppenheimerFunds.

     There is a front-end sales charge on the purchase of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

     -- Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

     -- Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     --   Involuntary Redemptions. The Fund's Board of Trustees has the
right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.
If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How
To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that orders received from dealers or brokers after the close of the NYSE on a regular business day will be processed at that day's net asset value if such orders were received by the dealer or broker from its customers prior to the close of the NYSE and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven days after the Distributor's receipt of the required redemption documents, with signature(s) guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans that would require the redemption of shares purchased subject to a contingent deferred sales charge and held less than 6 years, because of the imposition of the Class B contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     --   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     --   Automatic Withdrawal Plans.  Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Share certificates are not issued for Class B shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All OppenheimerFunds offer Class A shares (except for Oppenheimer Strategic Diversified Income Fund), but only the following other OppenheimerFunds currently offer Class B shares:

          Oppenheimer Main Street Income & Growth Fund
          Oppenheimer Strategic Income Fund
          Oppenheimer Strategic Income & Growth Fund
          Oppenheimer Strategic Investment Grade Bond Fund
          Oppenheimer Strategic Short-Term Income Fund
          Oppenheimer New York Tax-Exempt Fund
          Oppenheimer Tax-Free Bond Fund
          Oppenheimer California Tax-Exempt Fund
          Oppenheimer Pennsylvania Tax-Exempt Fund
          Oppenheimer Florida Tax-Exempt Fund
          Oppenheimer New Jersey Tax-Exempt Fund
          Oppenheimer Insured Tax-Exempt Bond Fund
          Oppenheimer Main Street California Tax-Exempt Fund
          Oppenheimer Total Return Fund, Inc.
          Oppenheimer Investment Grade Bond Fund
          Oppenheimer Value Stock Fund
          Oppenheimer Limited-Term Government Fund
          Oppenheimer High Yield Fund
          Oppenheimer Equity Income Fund
          Oppenheimer Cash Reserves (Class B shares are only available by exchange)
          Oppenheimer Growth Fund
          Oppenheimer Global Fund
          Oppenheimer Discovery Fund

     Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a contingent deferred sales charge). Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.

     When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.
Since the Fund's income is expected to be derived from interest rather than dividends, dividends paid by the Fund are not expected to be eligible for the dividends-received deduction for corporations. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested and regardless of how long Fund shares have been held. A shareholder purchasing Fund shares immediately prior to the declaration of a dividend or capital gain distribution will receive a distribution subject to income tax, and the distribution will have the effect of reducing the Fund's net asset value per share by the amount of the distribution. For information as to "backup" withholding on dividends, see "Shareholder Account Rules and Policies - Back-Up Withholding" in the Fund's Prospectus.

     Dividends, distributions and proceeds of the redemptions of Fund Shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Class B shareholders should be aware that as of the date of this Statement of Additional Information, not all of the OppenheimerFunds offer Class B shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of Oppenheimer Mortgage Income
Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Mortgage Income Fund as of September 30, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the eight-year period then ended and the period from September 11, 1986 (commencement of operations) to September 30, 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Mortgage Income Fund as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and the period from September 11, 1986 (commencement of operations) to September 30, 1986, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1994

STATEMENT OF INVESTMENTS  September 30, 1994

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT           SEE NOTE
MORTGAGE/ASSET-BACKED OBLIGATIONS--79.8%

- ----------------------------------------------------------------------------------------------------------------------------------
AGENCY: FULL FAITH       Government National Mortgage Assn.:
AND CREDIT--26.4%        10.50%, 9/15/17                                                             $   165,102       $
 180,067
                         9.50%, 7/15/18                                                                  784,126           828,383
                         10.50%, 11/15/18                                                                 87,801            95,782
                         10%, 5/15/19                                                                  1,114,199         1,199,324
                         10.50%, 7/15/19                                                                 735,462           802,490
                         9.50%, 12/15/19                                                               1,008,601         1,065,920
                         9.50%, 1/15/20                                                                  481,064           508,595
                         10.50%, 12/15/20                                                                172,977           188,779
                         10.50%, 2/15/21                                                                 113,613           124,016
                         10.50%, 4/15/21                                                                  61,539            66,742
                         9%, 7/15/21                                                                   1,312,021         1,359,897
                         9%, 8/15/21                                                                   5,108,409         5,294,815
                         7.50%, 9/15/22                                                                3,163,666         2,986,944
                         8%, 1/15/23                                                                   6,904,379         6,718,858
                                                                                                                       -----------
                                                                                                                        21,420,612

- ----------------------------------------------------------------------------------------------------------------------------------
AGENCY: GOVERNMENT       Federal Home Loan Mortgage Corp., 7%, Series 1548, Cl. C, 4/15/21
   3,000,000         2,625,930
SPONSORED--3.2%
- ----------------------------------------------------------------------------------------------------------------------------------
PRIVATE MORTGAGE--50.2%  Countrywide Funding Corp.:
                         6.25%, Series 1993-11, Cl. B1, 1/25/09                                        1,449,161
1,191,935
                         6.25%, Series 1993-11, Cl. B3, 2/25/09(2)                                       845,347
317,005
                         ---------------------------------------------------------------------------------------------------------
                         First Boston Corp.:
                         Mtg. Securities, 7.04%, Series 1993-AFC-1, 10/25/02                           3,458,335
3,187,072
                         Pass-Through Interest-Only Certificates, Series 94-M1:
                         .52%, Cl. AX, 2/15/02(3)                                                     88,100,000           798,406
                         .61%, Cl. BX, 2/15/02(3)                                                     19,300,000           180,938
                         .66%, Cl. CX, 2/15/02(3)                                                     15,400,000           149,188
                         .82%, Cl. DX, 2/15/02(3)                                                      2,968,000            29,680
                         Pass-Through Certificates, 11%, Series 94-M1, Cl. E, 2/15/14(2)               3,000,000
 2,925,312
                         ---------------------------------------------------------------------------------------------------------
                         Prudential Agricultural Credit, Inc. Farmer Mac Agricultural
                         Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:
                         9.18%, Series 1992-2, Cl. B2, 1/15/03(1)(2)                                     936,432
712,505
                         9.47%, Series 1992-2, Cl. B3, 4/15/09(1)(2)                                   2,345,442
1,783,452
                         ---------------------------------------------------------------------------------------------------------
                         Multi-Family Capital Access One, Inc., 10.6715%, Series 1, Cl. D, 1/15/24     3,576,803
     3,384,550
                         ---------------------------------------------------------------------------------------------------------
                         Residential Funding Corp. Mtg. Pass-Through Certificates:
                         8.50%, Series 1993-S10, Cl. A9, 2/25/23                                       2,985,123
2,957,511
                         7.785%, Series 1993-6, Cl. B5, 6/15/23(2)                                     1,973,570
1,458,592
                         7.97%, Series 1993-J2, Cl. B1, 6/15/23(2)                                     1,979,984
1,488,082
                         ---------------------------------------------------------------------------------------------------------
                         Resolution Trust Corp. Commercial Mtg. Pass-Through Certificates:
                         9%, Series 1991-M5, Cl. A, 3/25/17                                            1,493,579
1,500,581
                         8.25%, Series 1992-CHF, Cl. C, 12/25/20                                       2,911,225
2,829,348
                         10.6403%, Series 1992-16, Cl. B3, 5/25/24(1)                                  4,400,000
4,457,750
                         9.50%, Series 1993-C1, Cl. E, 5/25/24                                         2,518,771
2,495,945
                         8.50%, Series 1993-C2, Cl. E, 3/25/25                                         3,072,109
3,013,068
                         8%, Series 1994-C1, Cl. E, 6/25/26                                            2,000,000
1,512,500
                         ---------------------------------------------------------------------------------------------------------
                         Ryland Mortgage Securities Corp. Sub. Bonds, 6.7125%,
                         Series 1993-3, Cl. B2, 8/25/08(2)                                             1,405,405
1,051,419





4        Oppenheimer Mortgage Income Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT           SEE NOTE
1
- ----------------------------------------------------------------------------------------------------------------------------------
PRIVATE MORTGAGE
 (CONTINUED)             SE Commercial Mortgage Pass-Through Certificates, 6.65%, Series 93-01,
                         Cl. A1, 11/28/13                                                            $ 2,645,823       $ 2,453,181
                         ---------------------------------------------------------------------------------------------------------
                         SKW Real Estate Limited Partnership, 9.05%, Secured Note, Cl. D, 4/15/04(2)   1,000,000
         952,500
                                                                                                                       -----------
                                                                                                                        40,830,520
                                                                                                                       -----------
                         Total Mortgage/Asset-Backed Obligations (Cost $67,707,463)
64,877,062

====================================================
====================================================
==========================
TREASURY--20.2%
- ----------------------------------------------------------------------------------------------------------------------------------
                         U.S. Treasury Bond, 11.50%, 11/15/95                                         10,000,000
10,590,619
                         ---------------------------------------------------------------------------------------------------------
                         U.S. Treasury Nts., 7.25%, 5/15/04                                            6,000,000
5,851,871
                                                                                                                       -----------
                         Total Treasury (Cost $16,989,063)                                                              16,442,490

- ----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $84,696,526)
100.0%       81,319,552
- ----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                               --
    3,658
                                                                                                     -----------       -----------
NET ASSETS                                                                                                 100.0%      $81,323,210
                                                                                                     ===========
===========


(1) Represents the current interest rate for a variable rate security.

(2) Restricted security--See Note 5 of Notes to Financial Statements.

(3) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

See accompanying Notes to Financial Statements.





5        Oppenheimer Mortgage Income Fund

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994

====================================================
====================================================
========================
ASSETS                        Investments, at value (cost $84,696,526)--see accompanying statement
$81,319,552
                              --------------------------------------------------------------------------------------------------
                              Receivables:
                              Interest and principal paydowns                                                          1,338,662
                              Shares of beneficial interest sold                                                         975,620
                              --------------------------------------------------------------------------------------------------
                              Other                                                                                        6,251
                                                                                                                     -----------
                              Total assets                                                                            83,640,085

====================================================
====================================================
========================
LIABILITIES                   Bank overdraft                                                                           1,110,347
                              --------------------------------------------------------------------------------------------------
                              Payables and other liabilities:
                              Shares of beneficial interest redeemed                                                   1,054,260
                              Distribution and service plan fees--Note 4                                                  50,646
                              Other                                                                                      101,622
                                                                                                                     -----------
                              Total liabilities                                                                        2,316,875

====================================================
====================================================
========================
NET ASSETS                                                                                                           $81,323,210

===========

====================================================
====================================================
========================
COMPOSITION OF                Paid-in capital
$86,869,346
                              --------------------------------------------------------------------------------------------------
NET ASSETS                    Overdistributed net investment income
(390,141)
                              --------------------------------------------------------------------------------------------------
                              Accumulated net realized loss from investment transactions
(1,779,021)
                              --------------------------------------------------------------------------------------------------
                              Net unrealized depreciation on investments--Note 3                                      (3,376,974)
                                                                                                                     -----------
                              Net Assets                                                                             $81,323,210

===========

====================================================
====================================================
========================
NET ASSET VALUE               Class A Shares:
PER SHARE                     Net asset value and redemption price per share (based on net assets of $78,601,769 and 5,998,960 shares of beneficial interest outstanding)
$13.10
                              Maximum offering price per share (net asset value plus sales
                              charge of 4.75% of offering price)                                                          $13.75

                              --------------------------------------------------------------------------------------------------
                              Class B Shares:
                              Net asset value, redemption price and offering price per share
                              (based on net assets of $2,721,441 and 207,809 shares of beneficial
                              interest outstanding)                                                                       $13.10

                              See accompanying Notes to Financial Statements.





6        Oppenheimer Mortgage Income Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1994

====================================================
====================================================
========================
INVESTMENT INCOME             Interest
$7,353,904

====================================================
====================================================
========================
EXPENSES                      Management fees--Note 4
611,316
                              --------------------------------------------------------------------------------------------------
                              Distribution and service plan fees:
                              Class A--Note 4                                                                            206,668
                              Class B--Note 4                                                                             19,481
                              --------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 4                                      103,841
                              --------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                         77,840
                              --------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                 25,244
                              --------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                 17,060
                              --------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                     16,922
                              --------------------------------------------------------------------------------------------------
                              Registration and filing fees--Class B                                                          717
                              --------------------------------------------------------------------------------------------------
                              Other                                                                                          598
                                                                                                                      ----------
                              Total expenses                                                                           1,079,687

====================================================
====================================================
========================
NET INVESTMENT INCOME
6,274,217

====================================================
====================================================
========================
REALIZED AND UNREALIZED       Net realized loss on investments
    (1,327,293)
LOSS ON INVESTMENTS

                              --------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments
(5,744,870)
                                                                                                                      ----------
                              Net realized and unrealized loss on investments                                         (7,072,163)

====================================================
====================================================
========================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
                 $ (797,946)
                                                                                                                      ==========



                              See accompanying Notes to Financial Statements.





7        Oppenheimer Mortgage Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                                    1994             1993
====================================================
====================================================
=======================
OPERATIONS                    Net investment income                                                $ 6,274,217      $
6,292,543
                              -------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments                               (1,327,293)       1,723,648
                              -------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments  (5,744,870)
(1,161,447)
                                                                                                   -----------      -----------
                              Net increase (decrease) in net assets resulting from operations         (797,946)
6,854,744

====================================================
====================================================
=======================
EQUALIZATION                  Net change                                                              (385,171)
(908)

====================================================
====================================================
=======================
DIVIDENDS AND                 Dividends from net investment income:
DISTRIBUTIONS TO              Class A ($.947 and $.933 per share, respectively)                     (5,801,295)
   (6,389,654)
SHAREHOLDERS                  Class B ($.842 and $.315 per share, respectively)                       (118,798)
     (12,229)
                              -------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.005 per share)                                                (30,088)              --
                              Class B ($.005 per share)                                                 (1,042)              --
                              -------------------------------------------------------------------------------------------------
                              Tax return of capital distribution:
                              Class A ($.038 per share)                                               (229,563)              --
                              Class B ($.038 per share)                                                 (7,948)              --

====================================================
====================================================
=======================
BENEFICIAL INTEREST           Net decrease in net assets resulting from Class A
TRANSACTIONS                  beneficial interest transactions--Note 2                              (7,865,844)
(6,139,469)
                              -------------------------------------------------------------------------------------------------
                              Net increase in net assets resulting from Class B
                              beneficial interest transactions--Note 2                               1,492,178        1,177,488

====================================================
====================================================
=======================
NET ASSETS                    Total decrease                                                       (13,745,517)
(4,510,028)
                              -------------------------------------------------------------------------------------------------
                              Beginning of year                                                     95,068,727       99,578,755
                                                                                                   -----------      -----------
                              End of year [including overdistributed net investment
                              income of ($390,141) and ($17,162), respectively]                    $81,323,210
$95,068,727
                                                                                                   ===========
===========


                              See accompanying Notes to Financial Statements.





8        Oppenheimer Mortgage Income Fund

FINANCIAL HIGHLIGHTS

                               CLASS A
                               -------------------------------------------------------------------------------------
                               YEAR ENDED
                               SEPTEMBER 30,
                               1994      1993      1992      1991      1990      1989      1988      1987    1986(2)
====================================================
====================================================
============
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period                    $14.20    $14.14    $13.70    $13.18    $13.24    $13.41    $13.14    $14.39    $14.29
Income (loss) from
 investment operations:
Net investment income            .94       .92       .97      1.11      1.22      1.23      1.33      1.29       .07
Net realized and
 unrealized gain
 (loss) on investments         (1.04)      .07       .45       .52      (.05)     (.20)      .21     (1.16)      .03
                              ------    ------    ------    ------    ------    ------    ------    ------    ------
Total income (loss) from
 investment operations          (.10)      .99      1.42      1.63      1.17      1.03      1.54       .13       .10
- --------------------------------------------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net
 investment income              (.95)     (.93)     (.98)    (1.11)    (1.23)    (1.20)    (1.27)    (1.38)       --
Dividends in excess of net
 investment income              (.01)       --        --        --        --        --        --         --       --
Tax return of capital
 distribution                   (.04)       --        --        --        --        --        --         --       --
                              ------    ------    ------    ------    ------    ------    ------     ------   ------
Total dividends and
 distributions to
 shareholders                  (1.00)     (.93)     (.98)    (1.11)    (1.23)    (1.20)    (1.27)     (1.38)      --
- --------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period                    $13.10    $14.20    $14.14    $13.70    $13.18    $13.24    $13.41     $13.14   $14.39
                              ======    ======    ======    ======    ======    ======
  ======     ======   ======

====================================================
====================================================
============
TOTAL RETURN, AT NET ASSET
 VALUE(3)                       (.80)%    7.29%    10.69%    12.85%     9.21%     8.12%    12.09%       .87%
   .70%

====================================================
====================================================
============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)              $78,602   $93,893   $99,579   $91,052   $67,234   $55,483   $59,835    $55,085   $2,746

- --------------------------------------------------------------------------------------------------------------------
Average net assets
 (in thousands)              $85,181   $96,817   $97,712   $80,208   $60,699   $57,162   $58,892    $45,099   $2,135

- --------------------------------------------------------------------------------------------------------------------
Number of shares
 outstanding
 at end of period
 (in thousands)                5,999     6,610     7,042     6,648     5,102     4,191     4,462      4,191      191
- --------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
Net investment income           7.21%     6.49%     6.92%     8.22%     9.12%     9.24%     8.93%      9.81%
 11.16%(4)
Expenses                        1.22%     1.39%     1.40%     1.29%     1.22%     1.38%     1.12%       .26%
- --%(4)
- --------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)      78.4%    142.7%    144.6%    103.7%     47.9%     82.2%     96.0%     184.4%
   0.0%


                               CLASS B
                               -----------------
                               YEAR ENDED
                               SEPTEMBER 30,
                               1994      1993(1)
================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period                     $14.21     $14.14
- ------------------------------------------------
Income (loss) from
 investment operations:
Net investment income             .90        .28
Net realized and
 unrealized gain
 (loss) on investments          (1.12)       .11
                               ------     ------
Total income (loss) from
 investment operations           (.22)       .39
- ------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net
 investment income               (.84)      (.32)
Dividends in excess of net
 investment income               (.01)        --
Tax return of capital
 distribution                    (.04)        --
                               ------     ------
Total dividends and
 distributions to
 shareholders                    (.89)      (.32)
- ------------------------------------------------
Net asset value, end
 of period                     $13.10     $14.21
                               ======     ======

================================================
TOTAL RETURN, AT NET ASSET
 VALUE(3)                       (1.62)%     2.96%

================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                $2,721     $1,176
- ------------------------------------------------
Average net assets
 (in thousands)                $1,951       $463
- ------------------------------------------------
Number of shares
 outstanding
 at end of period
 (in thousands)                   208         83
- ------------------------------------------------
Ratios to average net
 assets:
Net investment income            6.60%      5.29%(4)
Expenses                         1.93%      2.53%(4)
- ------------------------------------------------
Portfolio turnover rate(5)       78.4%     142.7%(4)

(1) For the period from May 17, 1993 (inception of offering) to September 30, 1993.

(2) For the period from September 11, 1986 (commencement of operations) to September 30, 1986.

(3) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(4) Annualized.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $70,145,100 and $74,034,285, respectively.

See accompanying Notes to Financial Statements.


9        Oppenheimer Mortgage Income Fund

NOTES TO FINANCIAL STATEMENTS



====================================================
====================================================
===========================
1. SIGNIFICANT                Oppenheimer Mortgage Income Fund (the Fund), is registered under the Investment
Company Act of 1940,
   ACCOUNTING POLICIES        as amended, as a diversified, open-end management investment company. The
Fund's investment advisor is
                              Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and
Class B shares.
                              Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent
                              deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting
                              privileges, except that each class has its own distribution and/or service plan, expenses directly
                              attributable to a particular class and exclusive voting rights with respect to matters affecting
a
                              single class. Class B shares will automatically convert to Class A shares six years after the date of
                              purchase. The following is a summary of significant accounting policies consistently followed by the
                              Fund.

                              -----------------------------------------------------------------------------------------------------
                              INVESTMENT VALUATION. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading
                              day. Long-term debt securities are valued by a portfolio pricing service approved by the
Board of
                              Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service
                              are valued by averaging the mean between the bid and asked prices obtained from two active market
                              makers in such securities. Short-term debt securities having a remaining maturity of 60 days or less
                              are valued at cost (or last determined market value) adjusted for amortization to maturity of any
                              premium or discount. Securities for which market quotes are not readily available are valued under
                              procedures established by the Board of Trustees to determine fair value in good faith.


                              -----------------------------------------------------------------------------------------------------
                              ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses
(other than those attributable
                              to a specific class) and gains and losses are allocated daily to each class of shares based upon the
                              relative proportion of net assets represented by such class. Operating expenses directly attributable
                              to a specific class are charged against the operations of that class.


                              -----------------------------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue
                              Code applicable to regulated investment companies and to distribute all of its taxable income,
                              including any net realized gain on investments not offset by loss carryovers, to shareholders.
                              Therefore, no federal income tax provision is required. At September 30, 1994, the Fund had available
                              for federal income tax purposes an unused capital loss carryover of approximately $731,000,
$85,000 of
                              which will expire in 1997 and $646,000 in 1998.


                              -----------------------------------------------------------------------------------------------------
                              TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's
                              independent trustees. Benefits are based on years of service and fees paid to each trustee during the
                              years of service. The accumulated liability for the Fund's projected benefit obligations was
$27,432
                              at September 30, 1994. No payments have been made under the plan.


                              -----------------------------------------------------------------------------------------------------
                              EQUALIZATION. Prior to September 30, 1993, the Fund followed the accounting practice of equalization,
                              by which a portion of the proceeds from sales and costs of redemption of Fund shares equivalent on a
                              per share basis to the amount of undistributed net investment income was credited or charged to
                              undistributed income. Effective October 1, 1993, the Fund discontinued equalization accounting in
                              conjunction with the adoption of a daily dividend declaration policy. The cumulative effect of the
                              change in accounting practice resulted in a reclassification of $385,171 from undistributed net
                              investment income to paid-in capital.

                              -----------------------------------------------------------------------------------------------------
                              DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class
                              B shares from net investment income each day the New York Stock Exchange is open for business and pay
                              such dividends monthly. Distributions from net realized gains on investments, if any, will be declared
                              at least once each year. Prior to October 1, 1993, dividends and distributions to shareholders were
                              recorded on the ex-dividend date.

                              -----------------------------------------------------------------------------------------------------
                              CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO SHAREHOLDERS. Effective
October 1, 1993, the Fund adopted
                              Statement of Position 93-2:  Determination, Disclosure, and Financial Statement Presentation
of
                              Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As
a result, the
                              Fund changed the classification of distributions to shareholders to better disclose the differences
                              between financial statement amounts and distributions determined in accordance with income tax
                              regulations. Accordingly, subsequent to September 30, 1993, amounts have been reclassified to reflect
                              a decrease in paid-in capital of $50, and an increase in undistributed net investment income of $50.
                              During the year ended September 30, 1994, in accordance with Statement of Position 93-2, undistributed
                              net investment income was decreased by $73,341, undistributed capital loss was decreased by $310,852,
                              and paid-in capital was decreased by $237,511.





10       Oppenheimer Mortgage Income Fund

====================================================
====================================================
===========================
1. SIGNIFICANT ACCOUNTING     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold
   POLICIES (CONTINUED)       (trade date). Discount on securities purchased is amortized over the life of the respective
                              securities, in accordance with federal income tax requirements. Realized gains and losses on
                              investments and unrealized appreciation and depreciation are determined on an identified cost basis,
                              which is the same basis used for federal income tax purposes.

====================================================
====================================================
===========================
2. SHARES OF                  The Fund has authorized an unlimited number of no par value shares of beneficial interest of each
   BENEFICIAL INTEREST        class. Transactions in shares of beneficial interest were as follows:

                                                                  YEAR ENDED SEPTEMBER 30, 1994    YEAR ENDED
SEPTEMBER 30, 1993(1)
                                                                  -----------------------------    --------------------------------
                                                                  SHARES            AMOUNT          SHARES
AMOUNT
                              -----------------------------------------------------------------------------------------------------
                              Class A:
                              Sold                                5,291,328         $71,615,758     5,333,620
$74,887,227
                              Dividends reinvested                  250,875           4,502,560       338,074
4,736,584
                              Redeemed                           (6,153,140)        (83,984,162)   (6,104,228)
(85,763,280)
                                                                  ---------         -----------     ---------         -----------
                              Net decrease                         (610,937)        $(7,865,844)     (432,534)
$(6,139,469)
                                                                  =========         ===========
=========         ===========

                              ---------------------------------------------------------------------------------------------------
                              Class B:
                              Sold                                  165,304         $ 2,352,715       100,656         $ 1,432,224
                              Dividends reinvested                   14,319              96,532           718              10,184
                              Redeemed                              (54,560)           (957,069)      (18,628)           (264,920)
                                                                  ---------         -----------     ---------         -----------
                              Net increase                          125,063         $ 1,492,178        82,746         $ 1,177,488
                                                                  =========         ===========
=========         ===========

                              (1) For the year ended September 30, 1993 for Class A shares and for the period from May 17, 1993 (inception of offering) to September 30, 1993 for Class B shares.

====================================================
====================================================
===========================
3. UNREALIZED GAINS AND       At September 30, 1994, net unrealized depreciation on investments of
$3,376,974 was composed of gross
   LOSSES ON INVESTMENTS      appreciation of $446,954, and gross depreciation of $3,823,928.

====================================================
====================================================
===========================
4. MANAGEMENT FEES            Management fees paid to the Manager were in accordance with the investment advisory agreement with the
   AND OTHER TRANSACTIONS     Fund, which provides for an annual fee of .65% on the first $200 million of net assets, .60% on the
   WITH AFFILIATES            next $200 million, .55% on the next $400 million and .50% on net assets in excess of $800 million. The
                              Manager voluntarily agreed to reduce its fees by .05% at each net asset level effective
January 1,
                              1994, with a further decrease of .05% at each net asset level on July 1, 1994. The Manager has agreed
                              to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent
                              applicable regulatory limit on Fund expenses.

                                                  For the year ended September 30, 1994, commissions (sales charges paid by
                              investors) on sales of Class A shares totaled $237,418, of which $75,572 was retained by
Oppenheimer
                              Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an
                              affiliated broker/dealer. During the year ended September 30, 1994, OFDI received contingent
                              deferred sales charges of $2,348 upon redemption of Class B shares as reimbursement for sales
                              commissions advanced by OFDI at the time of sale of such shares.

                                                  Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                                                   Under separate approved plans, each class may expend up to .25% of its net
                              assets annually to reimburse OFDI for costs incurred in connection with the personal service
and
                              maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers,
                              banks and other financial institutions. In addition, Class B shares are subject to an asset-based
                              sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its
                              own resources at the time of sale and associated financing costs. In the event of termination
or
                              discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of
                              the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior
                              to termination or discontinuance of the plan. During the period ended September 30, 1994,
OFDI paid
                              $13,423  and $39,  respectively, to an affiliated broker/dealer as reimbursement for Class
A and
                              Class B personal service and maintenance expenses and retained $19,061 as reimbursement for Class B
                              sales commissions and service fee advances, as well as financing costs.





11       Oppenheimer Mortgage Income Fund

====================================================
====================================================
===================
5. RESTRICTED         The Fund owns securities purchased in private placement transactions, without registration under the
   SECURITIES         Securities Act of 1933 (the Act). The securities are valued under methods approved by the
Board of
                      Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets
                      (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of
                      Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $2,812,962,
or
                      3.5% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including
                      those restricted securities that are transferable under Rule 144A of the Act, are listed below.

                                                                                                                 VALUATION
                                                                                                                 PER UNIT AS OF
                       SECURITY                                               ACQUISITION DATE   COST PER UNIT
SEPTEMBER 30, 1994
                       -----------------------------------------------------------------------------------------------------------

                       First Boston Mortgage Securities Corp. Pass-Through

                       Certificates, 11%, Series 1994-M1, Cl. E, 2/15/14(1)            5/17/94          $98.85
  $97.51
                       -----------------------------------------------------------------------------------------------------------
                       Countrywide Funding Corp., 6.25%, Series 1993-11,

                       Cl. B3, 2/25/09                                                12/27/93          $50.63              $37.50
                       -----------------------------------------------------------------------------------------------------------
                       Prudential Agricultural Credit, Inc. Farmer Mac Agricultural

                       Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:

                       9.18%, Series 1992-2, Cl. B2, 1/15/03                           5/26/93          $76.13
$76.09
                       9.47%, Series 1992-2, Cl. B3, 4/15/09                           5/26/93          $72.13
$76.09
                       -----------------------------------------------------------------------------------------------------------
                       Residential Funding Corp. Mtg. Pass-Through Certificates:

                       7.785%, Series 1993-6, Cl. B5, 6/15/23(1)                       6/10/93          $82.11
$73.91
                       7.97%, Series 1993-J2, Cl. B1, 6/15/23(1)                       6/29/93          $83.97
$75.16
                       -----------------------------------------------------------------------------------------------------------
                       Ryland Mortgage Securities Corp. Sub. Bonds,

                       6.7125%, Series 1993-3, Cl. B2, 8/25/08(1)                       6/9/93          $80.78
$74.81
                       -----------------------------------------------------------------------------------------------------------
                       SKW Real Estate Limited Partnership, 9.05%

                       Secured Note, Cl. E, 4/15/04(1)                                 4/29/94          $99.96
$95.25

                       (1) Transferable under Rule 144A of the Act.



                               Appendix A

                        Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado  80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036

                    OPPENHEIMER U.S. GOVERNMENT TRUST

                                FORM N-14

                                 PART C

                            OTHER INFORMATION

Item 15.  Indemnification

     Reference is made to Article VIII of Registrant's Agreement and Declaration of Trust filed as Exhibit 24(b)(1) to Registrant's
Registration Statement and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

     (1) Amended and Restated Declaration of Trust dated 6/1/1992; Filed with Post-Effective Amendment No. 20, 10/16/92, refiled with Registrants Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

     (2) By-Laws as amended through 8/6/87: Filed with Registrant's Form SE to its Form N-SAR for the fiscal year ended 6/30/88, refiled with Registrants Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (3)  Not applicable.

     (4) Agreement and Plan of Reorganization: See Annex A to Part A of this Registration Statement.

     (5)  (i)    Specimen Class A Share Certificate:  Previously filed
with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

          (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Form N-14 on May 5, 1995, and incorporated herein by reference.

          (iii) Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

     (6) Investment Advisory Agreement dated 5/25/95: Previously filed with Registrant's Form N-14 on May 5, 1995, and incorporated herein by reference.

     (7)  (i)    General Distributor's Agreement dated 12/10/92:
Previously filed with Registrant's Post-Effective Amendment No. 21, 8/20/93, and incorporated herein by reference.

          (ii)   Form of Oppenheimer Funds Distributor, Inc. Dealer
Agreement: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
Agreement: Previously filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (iv)   Form of Oppenheimer Funds Distributor, Inc. Agency
Agreement: Previously filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (8) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant - 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (9) Custody Agreement dated November 12, 1992 between Registrant and The Bank of New York: Previously filed with Registrant's Post-Effective Amendment No. 21, 8/20/93, and incorporated herein by reference.

     (10) Service Plan and Agreement dated 6/10/93 under Rule 12b-1 of the Investment Company Act of 1940 for Class A shares distribution: Filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference, Distribution Plan and Service Plan and Agreement for Class B Shares under Rule 12b-1 of the Investment Company Act, filed herewith, Distribution and Service Plan Agreement for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 dated 12/1/93: Filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

     (11) Opinion and Consent of Counsel dated 6/24/82: Previously filed with Registrant's Pre-Effective Amendment No. 5, 8/31/84, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (12) Draft of Tax Opinion Relating to the Reorganization: Filed herewith.

     (13) Not applicable.

     (14) Consent of KPMG Peat Marwick LLP:  Filed herewith.

     (15) Not applicable.

     (16) Not applicable

     (17) Declaration of Registrant under Rule 24f-2: Previously filed with Registrant's Form N-14 on May 5, 1995, and incorporated herein by reference.

Item 17.  Undertakings

     (1)  Not applicable.

     (2)  Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 5th day of June, 1995.

                         OPPENHEIMER U.S. GOVERNMENT TRUST

                         By: /s/ Donald W. Spiro*
                         ----------------------------------------
                         Donald W. Spiro, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                     Title               Date
- ----------                     -----               ----

/s/ Leon Levy*                 Chairman of the     June 5, 1995
- --------------                 Board of Trustees
Leon Levy

/s/ Donald W. Spiro*           Chief Executive     June 5, 1995
- --------------------           Officer and
Donald W. Spiro                Trustee

/s/ George Bowen*              Chief Financial     June 5, 1995
- -----------------              and Accounting
George Bowen                   Officer

/s/ Leo Cherne*                Trustee             June 5, 1995
- ---------------
Leo Cherne

/s/ Robert G. Galli*           Trustee             June 5, 1995
- -------------------
Robert G. Galli

/s/ Benjamin Lipstein*         Trustee             June 5, 1995
- ----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*     Trustee             June 5, 1995
- --------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*        Trustee             June 5, 1995
- -----------------------
Kenneth A. Randall

/s/ Edward V. Regan*           Trustee             June 5, 1995
- --------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*  Trustee             June 5, 1995
- -----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins*         Trustee             June 5, 1995
- ----------------------
Sidney M. Robbins

/s/ Pauline Trigere*           Trustee             June 5, 1995
- --------------------
Pauline Trigere

/s/ Clayton K. Yeutter*        Trustee             June 5, 1995
- -----------------------
Clayton K. Yeutter



*By: /s/ Robert G. Zack
- --------------------------------
Robert G. Zack, Attorney-in-Fact

                    OPPENHEIMER U.S. GOVERNMENT TRUST

                              EXHIBIT INDEX


Form N-14
Item No.
- --------


16(12)     Tax Opinion in Draft Form

16(14)     Independent Auditors' Consent